UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

(Name of Registrant as Specified In Its Charter)

ING INVESTORS TRUST ING PARTNERS, INC. ING VARIABLE INSURANCE TRUST ING VARIABLE PRODUCTS TRUST
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

September 4, 2007

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the “Board”) of the ING Funds (the “Portfolios”), I invite you to a Special Meeting of shareholders (“Special Meeting”) to be held at 10:00 a.m., local time, on October 25, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Portfolios and to you as a shareholder.

At the Special Meeting, shareholders of each Portfolio will be asked to approve the election of eleven nominees to the Board. Shareholders of certain Portfolios will be asked to approve: (1) a “Manager-of-Managers” arrangement for the affected Portfolios; and (2) the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental. Shareholders of each of the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Portfolio, the ING MarketStyle Moderate Growth Portfolio and the ING MarketPro Portfolio will be asked to approve the liquidation and dissolution of each of these Portfolios.

Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board unanimously approved the Proposal(s), which have been made for each Portfolio and recommends that shareholders vote “FOR” the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote. It is important that your vote be received no later than October 24, 2007.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING 7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

TO BE HELD ON OCTOBER 25, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (“Special Meeting”) of the ING Funds in the Companies named above (the “Portfolios”), is scheduled for October 25, 2007, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

At the Special Meeting, you will be asked to consider and approve the following Proposals:

For Shareholders of all Portfolios:

1.   To approve the election of eleven nominees to the Boards of Directors/Trustees (“Board”) of the Portfolios.

For Shareholders of certain Portfolios:

2.   To approve a “Manager-of-Managers” arrangement for the affected Portfolios to permit the Portfolios’ investment advisers, subject to prior approval by the Board of the Portfolios, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

3.   To approve the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental.

For Shareholders of each of the ING MarketStyle Growth Portfolio, the ING MarketStyle Moderate Growth Portfolio, the ING MarketStyle Moderate Portfolio and the ING MarketPro Portfolio, Portfolios of ING Investors Trust:

4.   To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.

For Shareholders of all Portfolios:

5.   To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Shareholders of record or persons having a voting interest as of the close of business on July 27, 2007 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE

COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY, PROXY BALLOT(S) OR VOTING INSTRUCTION CARD(S), so that your shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Portfolio(s) or by voting in person at the Special Meeting.

By Order of the Board,

Huey P. Falgout, Jr.
Secretary

Dated: September 4, 2007

PROXY STATEMENT

SEPTEMBER 4, 2007

ING INVESTORS TRUST

ING PARTNERS, INC.

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

*ING Investors Trust

ING AllianceBernstein Mid Cap Growth Portfolio

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Capital Guardian U.S. Equities Portfolio

ING Disciplined Small Cap Value Portfolio

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

ING FMRSM Diversified Mid Cap Portfolio

ING FMRSM Equity Income Portfolio

ING FMRSM Large Cap Growth Portfolio

ING FMRSM Mid Cap Growth Portfolio

ING FMRSM Small Cap Equity Portfolio

ING Focus 5 Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Global Real Estate Portfolio

ING Global Resources Portfolio

ING Global Technology Portfolio

ING International Growth Opportunities Portfolio

ING Janus Contrarian Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio

ING Legg Mason Value Portfolio

ING LifeStyle Aggressive Growth Portfolio

ING LifeStyle Growth Portfolio

ING LifeStyle Moderate Portfolio

ING LifeStyle Moderate Growth Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Affiliated Portfolio

ING MarketPro Portfolio

ING MarketStyle Growth Portfolio

ING MarketStyle Moderate Portfolio

ING Market Style Moderate Growth Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®

ING PIMCO Core Bond Portfolio

ING PIMCO High Yield Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Stock Index Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Global Franchise Portfolio

ING Van Kampen Growth and Income Portfolio

ING Van Kampen Real Estate Portfolio

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Disciplined Value Portfolio

ING Wells Fargo Small Cap Disciplined Portfolio

*ING Partners, Inc.

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Fidelity VIP Contrafund Portfolio

ING Fidelity VIP Equity-Income Portfolio

ING Fidelity VIP Growth Portfolio

ING Fidelity VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution Growth Portfolio

ING Solution Growth and Income Portfolio

ING Solution Income Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

*ING Variable Insurance Trust

ING GET U.S. Core Portfolio — Series 1

ING GET U.S. Core Portfolio — Series 2

ING GET U.S. Core Portfolio — Series 3

ING GET U.S. Core Portfolio — Series 4

ING GET U.S. Core Portfolio — Series 5

ING GET U.S. Core Portfolio — Series 6

ING GET U.S. Core Portfolio — Series 7

ING GET U.S. Core Portfolio — Series 8

ING GET U.S. Core Portfolio — Series 9

ING GET U.S. Core Portfolio — Series 10

ING GET U.S. Core Portfolio — Series 11

ING GET U.S. Core Portfolio — Series 12

ING GET U.S. Core Portfolio — Series 13

ING GET U.S. Core Portfolio — Series 14

ING VP Global Equity Dividend Portfolio

*ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

*Each of these entities is registered with the U.S. Securities and Exchange Commission as a management investment company and is referred to herein as a “Company,” and each entity listed thereunder is referred to as a “Portfolio” (offered as a funding vehicle for variable annuities, variable life insurance policies, and qualified pension plans).

September 4, 2007

Toll Free: (800) 992-0180

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

SPECIAL MEETING OF SHAREHOLDERS

Scheduled for October 25, 2007

Why is the Special Meeting Being Held?

The Board of Directors(1) of each Company (the “Board”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot(s) and Voting Instruction Card(s) (“Voting Instruction Cards”) on or about September 4, 2007. At the Special Meeting, shareholders of each Portfolio will be asked to approve the election of eleven nominees to the Board. It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting in order to elect the full slate of Board nominees. In addition, several operational and corporate measures are being submitted for approval.

Shareholders of certain Portfolios will be asked to approve (1) a “Manager-of-Managers” arrangement for the affected Portfolios; and (2) the conversion of the affected Portfolios’ investment objectives from fundamental to non-fundamental. The respective shareholders of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Portfolio, ING MarketStyle Moderate Growth Portfolio, and ING MarketPro Portfolio will be asked to approve the liquidation and dissolution of each of these Portfolios. Finally, the Special Meeting is being held to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

Which Proposal(s) apply to my Portfolio(s)?

The following table identifies each Proposal to be presented at the Special Meeting of shareholders and the Portfolios whose shareholders the Board is soliciting with respect to that Proposal:

PROPOSAL	AFFECTED PORTFOLIO

1. To approve the election of eleven nominees to the Board of Directors of the Portfolios.	All Portfolios

2.   To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the investment advisers, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

ING Investors Trust ING EquitiesPlus Portfolio ING Evergreen Health Sciences Portfolio ING Evergreen Omega Portfolio ING FMRSM Diversified Mid Cap Portfolio
ING FMRSM Large Cap Growth Portfolio
ING Franklin Income Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING JPMorgan Small Cap Core Equity Portfolio
ING JPMorgan Value Opportunities Portfolio
ING Julius Baer Foreign Portfolio
ING Legg Mason Value Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Lord Abbett Affiliated Portfolio
ING Marsico Growth Portfolio

(1)  For ease of reference, the term “Director” shall hereinafter be used to refer to both Directors and Trustees, unless the context requires otherwise.

ING Marsico International Opportunities Portfolio
ING MFS Total Return Portfolio
ING MFS Utilities Portfolio
ING Oppenheimer Main Street Portfolio®
ING PIMCO High Yield Portfolio
ING Pioneer Equity Income Portfolio
ING Pioneer Fund Portfolio
ING Pioneer Mid Cap Value Portfolio
ING Stock Index Portfolio
ING T. Rowe Price Equity Income Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Capital Growth
ING Van Kampen Growth and Income Portfolio
ING VP Index Plus International Equity Portfolio
ING Wells Fargo Small Cap Disciplined Portfolio

ING Partners, Inc.
ING American Century Large Company Value Portfolio
ING Baron Asset Portfolio
ING Baron Small Cap Growth Portfolio
ING Columbia Small Cap Value II Portfolio
ING Davis Venture Value Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING Lord Abbett U.S. Government Securities Portfolio
ING Neuberger Berman Partners Portfolio
ING Neuberger Berman Regency Portfolio
ING Oppenheimer Global Portfolio
ING Oppenheimer Strategic Income Portfolio
ING Pioneer High Yield Portfolio
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
ING Templeton Foreign Equity Portfolio
ING UBS U.S. Large Cap Equity Portfolio
ING UBS U.S. Small Cap Growth Portfolio
ING Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio

ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 1
ING GET U.S. Core Portfolio — Series 2

ING Variable Products Trust
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio

3. To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.	ING Investors Trust ING BlackRock Large Cap Growth Portfolio
ING BlackRock Large Cap Value Portfolio
ING Capital Guardian U.S. Equities Portfolio
ING FMR Diversified Mid Cap Portfolio
ING Mid Cap Growth Portfolio
ING Global Resources Portfolio
ING International Growth Opportunities Portfolio
ING Janus Contrarian Portfolio
ING JPMorgan Emerging Markets Equity Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING MFS Total Return Portfolio
ING Oppenheimer Main Street Portfolio
ING PIMCO Core Bond Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
ING Templeton Global Growth Portfolio
ING UBS U.S. Allocation Portfolio
ING Van Kampen Capital Growth Portfolio
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Growth and Income Portfolio
ING Van Kampen Real Estate Portfolio
ING Wells Fargo Disciplined Value Portfolio

ING Partners, Inc.
ING JPMorgan International Portfolio
ING Legg Mason Partners Aggressive Growth Portfolio
ING T. Rowe Price Growth Equity Portfolio
ING Thornburg Value Portfolio
ING UBS U.S. Large Cap Equity Portfolio

ING Variable Insurance Trust
ING GET U.S. Core Portfolio — Series 1
ING GET U.S. Core Portfolio — Series 2

ING GET U.S. Core Portfolio — Series 3
ING GET U.S. Core Portfolio — Series 4
ING GET U.S. Core Portfolio — Series 5
ING GET U.S. Core Portfolio — Series 6
ING GET U.S. Core Portfolio — Series 7
ING GET U.S. Core Portfolio — Series 8
ING GET U.S. Core Portfolio — Series 9
ING GET U.S. Core Portfolio — Series 10
ING GET U.S. Core Portfolio — Series 11
ING GET U.S. Core Portfolio — Series 12
ING GET U.S. Core Portfolio — Series 13
ING GET U.S. Core Portfolio — Series 14

ING Variable Products Trust
ING VP Financial Services Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP MidCap Opportunities Portfolio
ING VP SmallCap Opportunities Portfolio

4. To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.	ING MarketStyle Growth Portfolio ING MarketStyle Moderate Growth Portfolio ING MarketStyle Moderate Portfolio ING MarketPro Portfolio

5. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.	All Funds

All shareholders of each Company will vote as a group on Proposal 1. All shareholders of each Portfolio will vote separately on Proposals 2, 3, 4 and 5, as applicable.

Why did you send me this booklet?

This booklet includes a Proxy Statement and one Voting Instruction Card for each Portfolio in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting for each Portfolio.

Shares of the Portfolios have been purchased by you through your qualified retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity or life insurance contract or, if you are a qualified plan participant, through your Qualified Plan.

The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolios are available as investment options in variable annuity contracts or variable life insurance contracts issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans. Shares of the Portfolios are also offered directly to certain Qualified Plans. Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolios’ shares are, in most cases, the true “shareholders” of the Portfolios. Holders of Variable Contracts (“Variable Contract Holders”) that are registered with the U.S. Securities and Exchange Commission (“SEC”), generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on Proposals set forth in this Proxy Statement for Portfolios that they have chosen as investment options. For certain Qualified Plans, plan trustees generally exercise rights and, depending on the plan, plan participants may provide instructions on how to vote shares. Therefore, references to “you” or “shareholders” throughout the proxy materials usually means the persons who can decide how to vote on the Proposals, which includes Variable Contract Holders, and may include pension plan trustees, and in some instances, plan participants where they have the right to provide instructions on the shares owned through the plan. However, in some instances information in the Proxy Statement is directed to record shareholders, in which case “you” or “shareholders” refers to the record shareholders.

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of each Portfolio’s shareholders.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolios as of the close of business on July 27, 2007 (“Record Date”) are eligible to vote or instruct their insurance company or plan trustee how to vote their shares. Appendix A sets forth the number of shares outstanding for each Portfolio as of the Record Date.

As of July 27, 2007, no person owned beneficially more than 5% of any class of a Portfolio, except as set forth in Appendix B. To the best of each Company’s knowledge, as of July 27, 2007, no Director owned beneficially more than 1% of any class of a Portfolio.

How do I vote?

Variable Contract Holders can instruct their insurance company through which they hold beneficial interests in the Portfolios as to how to vote by completing, signing and returning the enclosed Voting Instruction Card(s) promptly in the enclosed envelope, or by attending the Special Meeting in person and voting. Joint owners should each sign the Voting Instruction Card(s).

Shares of the Portfolios are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of variable Contract Holders provide voting instructions. With respect to Portfolio shares held by unregistered Separate Accounts, an insurance company generally will only vote those Separate Account shares for which it receives instructions.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Cards originally sent with the Proxy Statement or attend the Special Meeting in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instruction Cards promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instruction Cards. These options require shareholders to input a control number, which is located on your Voting Instruction Cards. After entering this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Voting Instruction Cards. Shareholders of the Portfolios whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Voting Instruction Cards sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor (discussed below) toll-free at (866) 436-8096.

Who will solicit my proxy?

The Companies have retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $20,000. As the date of the Special Meeting approaches, certain Portfolio shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from the Portfolios’ shareholders. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative subsequently has the responsibility to explain the process, read the Proposal(s) on the Voting Instruction Card(s), and ask for the shareholder’s instructions on the Proposal(s). Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Voting Instruction Card(s). Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote, and the shareholder will be asked to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 435-8096. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of ING Investments, LLC (“ING Investments”) and Directed Services, LLC (“DSL,” together with ING Investments, the “Advisers”) or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on October 25, 2007, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Additional information about each Portfolio is available in its prospectus, statement of additional information, semi-annual report, and annual report to shareholders. Copies of each Portfolio’s annual and semi-annual reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. You can obtain copies of those reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

What is the Proposal?

At the July 12, 2007 Board meeting, the Board nominated eleven individuals for election to the Board (“Nominees”). Shareholders are asked to elect the Nominees to serve as Directors, each to serve until his or her successor is duly elected and qualified. It has been several years since a meeting of shareholders was held to elect members of the Board, and changes since that time in the composition of the Board now necessitate a meeting to elect the Nominees.

All of the Nominees, except Peter S. Drotch, currently serve as Directors of the Companies or of other funds in the ING Funds Complex. Shareholder approval is required to elect the full slate of Nominees because of the technical requirements of the federal securities laws. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Board may fill vacancies or appoint new directors only if, immediately thereafter, at least two-thirds of the directors have been elected by shareholders. Nominees who do not currently serve as Directors of the Portfolios cannot be appointed as Directors by the current Board, because the Portfolios would not meet this standard. Each Nominee has consented to serve, or to continue to serve, as a Director if elected by the Portfolios’ shareholders. Information about each Nominee is set forth below.

What is the required vote?

ING Partners, Inc. requires the affirmative vote of a majority of the shares of the Company entitled to vote to approve the election of each Nominee to the Board.

With respect to ING Investors Trust, ING Variable Insurance Trust and ING Variable Products Trust, the affirmative vote of a plurality of the shares voting at the Special Meeting is required to approve the election of each Nominee to the Board.

Who are the Nominees?

For election of Directors at the Special Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

John V. Boyer

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

David W.C. Putnam

Roger B. Vincent

The persons named as proxies on the enclosed Voting Instruction Cards will vote for election of each of these Nominees. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Portfolios’ current Directors may recommend or the Board may reduce the number of Directors as provided for in the Portfolios’ respective charters and bylaws.

No Nominee is a party adverse to the Portfolios or any of their affiliates in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Portfolios.

The following table sets forth information concerning the Nominees. The address for each Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

Independent Directors

Colleen D. Baldwin Age: 47	Director	May 2007 - Present	Consultant (January 2005 to Present). Chief Operating Officer, Ivy Asset Management Group (April 2002 – October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 – January 2002)	171	None

John V. Boyer Age: 54	Director	November 1997 - Present	Consultant (July 2007 – Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and. Executive Director, The Mark Twain House & Museum (3) (September 1989 - November 2005).	178	None

Patricia W. Chadwick Age: 59	Director	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).	178	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age: 65	Director	N/A	Independent Compliance Consultant, MFS Asset Management and Allianz/PIMCO (January 2000 to Present).	170	Tufts Health Plan (2006-Present); University of Connecticut (2004 – Present); and First Marblehead Corporation (2003 – Present).

J. Michael Earley Age: 62	Director	January 1997 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	178	MidAmerica Financial Corporation (December 2002 – Present)

Patrick W. Kenny Age: 64	Director	March 2002 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	178	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler Age: 56	Director	January 2006 - Present	Consultant (May 2001 – Present).	178	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 –

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

					Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam Age: 67	Director	October 1999 - Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	178	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent Age: 62	Chairman and Director	January 1994 - Present	President, Springwell Corporation (March 1989 - Present).	178	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Directors who are “Interested Persons”

Robert W. Crispin(4) Age 61	Director	July 2007 - Present	Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001-Present)	171

ING Life Insurance and Annuity Company (May 2006 – Present); ING USA Annuity and Life Insurance Company (May 2006 – Present); Midwestern United Life Insurance Company (May 2006 – Present); ReliaStar Life Insurance Company (May 2006 – Present); Security Life of Denver Insurance Company (May 2006 – Present); Belair Insurance Company Inc. (August 2005 – Present); The Nordic Insurance Company of Canada (February 2005 – Present); Trafalgar Insurance Company of Canada (February 2005 – Present); ING Novex Insurance Company of Canada (February 2005 – Present); Allianz Insurance Company of Canada (February 2005 – Present); ING Canada Inc. (December 2004 – Present); and ING Foundation (March 2004 – Present).

Shaun P. Mathews(3)(4) Age: 52	Director	June 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004),	178

The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May

Name and Age	Position(s) to be Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Director(2)	Other Directorships/Trusteeships Held by Director

and Head of Rollover/Payout (October 2001 – December 2003).

2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

(1)          For Directors who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)          For the the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc. The number of Funds in the ING Fund Complex is as of July 31, 2007.

(3)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. affiliates have made charitable contributions to The Mark Twain House & Museum.

(4)          Messrs. Crispin and Mathews are deemed “interested persons” of the Companies, as defined in the 1940 Act, because of their relationship with ING Groep N.V., the parent corporation of the Advisers of the Portfolios, ING Investments, LLC and Directed Services, LLC, and the Distributor, ING Funds Distributor, LLC.

How long will the Nominees serve on the Board?

Directors serve until their successors are elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Director that is not an “interested person” of a Portfolio, as defined in the 1940 Act (“Independent Directors”), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board held (a) if that Director qualifies for a retirement benefit as discussed in the Board’s retirement policy, after the Director reaches the age of 70; or (b) if that Director does not qualify for the retirement benefit, after the Director reaches the age of 72 or has served as a Director for 15 years, whichever occurs first; provided, that the 15-year term limit applies only to persons who join the board on or after May 9, 2007. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of a Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Nominees own shares of the Portfolios or the investment advisers?

To the best of each of the Portfolio’s knowledge, as of the Record Date, no Nominee owned 1% or more of the outstanding shares of any class of shares of the Portfolios, and the Nominees owned, as a group, less than 1% of the shares of each class of each of the Portfolios.

The following table sets forth information regarding the dollar range of equity securities of each of the Companies and other investment companies within the ING family of investment companies beneficially owned by each Nominee as of December 31, 2006.

	Dollar Range of Equity Securities in each Company				Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family
Name of Director	ING Investors Trust	ING Partners, Inc.	ING Variable Insurance Trust	ING Variable Products Trust	of Investment Companies
Independent Directors
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	Over $100,000
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	$50,001 - $100,000	None	None	None	$50,001 - $100,000
Patrick W. Kenny	None	None	None	None	$10,001 - $50,000
Sheryl K. Pressler	None	None	None	None	None
David W. C. Putnam	None	None	None	None	Over $100,000
Roger B. Vincent	Over $100,000	None	None	None	Over $100,000

Directors who are “Interested Persons”
Robert W. Crispin	None	None	None	None	None
Shaun P. Mathews	None	$10,001 - $50,000	None	None	$10,001 - $50,000

As of December 31, 2006, none of the Nominees who are Independent Directors or their immediate family members owned any shares of the Portfolios’ investment advisers or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolios (not including registered investment companies).

What factors did the Board consider in selecting the Nominees?

The Nominating Committee recommended each Nominee (nine of whom would be Independent Directors) to the Board. The Board and its Nominating and Governance Committee met to discuss Board candidates and, after due consideration, determined to recommend to shareholders the election of the Nominees listed above. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, background, and experience of the Nominees.

If elected by shareholders on the currently scheduled date of the Special Meeting, the term of the Nominees of the Portfolios would begin on October 25, 2007.

Are there Directors that currently serve on the Board that are not Nominees?

John G. Turner and R. Barbara Gitenstein currently serve as Directors of the Portfolios but are not being considered for election to the Board. Mr. Turner and Dr. Gitenstein expect to retire on or about October 25, 2007 and September 10, 2007, respectively.

What are the Committees of the Board?

Effective May 10, 2007, changes were made to the Board’s Committee structure. In particular, the Committee memberships changed on that date, and these changes are reflected in the discussion of the Committees that is set out below. In addition, prior to May, 2007, the Board had a Valuation, Proxy and Brokerage Committee. Effective May 10, 2007, the functions of the Valuation, Proxy and Brokerage Committee and the Compliance Committee where combined. The Compliance Committee was the surviving Committee, and now oversees valuation, proxy and brokerage matters, as well as compliance issues. We also note that Roger Vincent became the Chairman of the Board effective May 10, 2007. Prior to that date, Jock Patton served as the Chairman of the Board. Mr. Patton retired from the Board on June 30, 2007.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act. The following Directors currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Turner, Boyer and Vincent. Mr. Vincent, Chairman of the Board, serves as Chairperson of the Executive Committee.

Prior to May 10, 2007, the Executive Committee consisted of two (2) Independent Directors and one (1) Director who is an “interested person,” as defined in the 1940 Act, of the Portfolios. During the period prior to May 10, 2007 the following Directors served as members of the Executive Committee: Messrs. Turner, Vincent and Patton. Mr. Patton served as Chairperson of the Executive Committee.

The Executive Committee did not hold any meetings over the period ended June 30, 2007(2).

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix J. The Audit Committee’s functions include, among others, to meet with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, their financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four (4) Independent Directors. The following Directors currently serve as members of the Audit

(2)  Many of the Companies have different fiscal year periods.  For ease of presenting the information, the period of July 1, 2006 through June 30, 2007 is presented for each Committee.

Committee: Messrs. Earley, and Putnam, Ms. Chadwick and Dr. Gitenstein. Mr. Earley currently serves as Chairperson of the Audit Committee and also has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

Prior to May 10, 2007, the following Directors served as members of the Audit Committee: Messrs. Earley, Kenny, Vincent, and Putnam and Ms. Pressler. During the period prior to May 10, 2007, Mr. Earley served as Chairperson of the Audit Committee, and Mr. Kenny was designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.

The Audit Committee held seven (7) meetings during the period ended June 30, 2007.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Portfolios. The Compliance Committee facilitates the information flow among Directors and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other fund boards in the ING Funds Complex; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

Effective May 10, 2007, the functions of the Board’s Valuation, Proxy and Brokerage Committee were combined with the functions of the Compliance Committee. As a result of this combination, the functions of the Compliance Committee now include determining the value of securities held by a Portfolio for which market value quotations are not readily available; overseeing management’s administration of each Portfolio’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions and overseeing management’s administration of proxy voting.).

The Compliance Committee currently consists of four (4) Independent Directors: Messrs. Boyer, Kenny, Vincent and Ms. Pressler. Mr. Kenny serves as Chairperson of the Compliance Committee.

Prior to May 10, 2007, the Compliance Committee consisted of five (5) Independent Directors: Messrs. Boyer, Earley, Putnam, Kenny and Patton. Mr. Kenny served as Chairperson of the Compliance Committee during the period prior to May 10, 2007.

The Compliance Committee held five (5) meetings during the period ended June 30, 2007.

Valuation, Proxy and Brokerage Committee. As is discussed above, prior to May 10, 2007 the Board had established and in place a Valuation, Proxy and Brokerage Committee. On that date, the Board’s Committees were reconstituted and the functions of the Valuation, Proxy and Brokerage Committee were combined with that of the Compliance Committee, and the reconstituted Compliance Committee was the surviving Committee. The Compliance Committee now oversees valuation, proxy voting and brokerage matters formerly overseen by the Valuation, Proxy and Brokerage Committee.

Prior to May 10, 2007, the Valuation, Proxy and Brokerage Committee functions included, among others: reviewing the determination of the value of securities held by the Portfolios for which market value quotations are not readily available; overseeing management’s administration of proxy voting; overseeing the effectiveness of the investment advisers’ usage of the respective Companies’ brokerage; and overseeing the investment adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions). The Valuation, Proxy and

Brokerage Committee consisted of four (4) Independent Directors. The following Directors served as members of the Valuation, Proxy and Brokerage Committee: Dr. Gitenstein and Ms. Chadwick, Messrs. Boyer and Patton. Ms. Chadwick served as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Valuation, Proxy and Brokerage Committee held five (5) meetings prior to being combined with the Compliance Committee on May 10, 2007.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Directors vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director should be submitted in writing to the Portfolios’ Secretary. Any such shareholder nomination should include at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.

The Nominating and Governance Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix K. The Nominating and Governance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein, Ms. Chadwick and Messrs. Boyer, Kenny, and Vincent. Mr. Boyer serves as Chairperson of the Nominating and Governance Committee.

Prior to May 10, 2007, the membership of the Nominating and Governance Committee consisted of four (4) Independent Directors. The following Directors serve as members of the Nominating and Governance Committee: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent. During the period prior to May 10, 2007, Dr. Gitenstein served as Chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee held two (2) meetings, during the period ended June 30, 2007.

Investment Review Committees. The Board has established two Investment Review Committees to, among others things, monitor the investment performance of the Portfolios and make recommendations to the Board with respect to the Portfolios.

The Investment Review Committee for the Domestic Equity Funds currently consists of four (4) Independent Directors and one (1) Director who is an “interested person” of the Portfolios, as defined in the 1940 Act. The following Directors serve as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick, Dr. Gitenstein and Messrs. Earley, Putnam and Turner. Ms Chadwick serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

Prior to May 10, 2007, the Investment Review Committee for the Domestic Equity Funds was comprised of (5) Independent Directors and one (1) Director who is an “interested person” of the Portfolios, as defined in the 1940 Act. During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the Domestic Equity Funds: Ms. Chadwick and Messrs. Patton, Putnam, Earley, Turner and Vincent. Mr. Vincent served as Chairperson of the Investment Review Committee for the Domestic Equity Funds.

The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the period ended June 30, 2007.

The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of four (4) Independent Directors. The following Directors serve as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Messrs. Boyer, Kenny and Vincent. Mr. Boyer serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

Prior to May 10, 2007, the Investment Review Committee for the International/Balanced/Fixed Income Funds consisted of four (4) Independent Directors. During the period prior to May 10, 2007, the following Directors served as members of the Investment Review Committee for the International/Balanced/Fixed Income Funds: Ms. Pressler and Dr. Gitenstein and Messrs. Kenny and Boyer. Mr. Boyer served as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Investment Review Committee for the International/Balanced/Fixed Income Funds held nine (9) meetings during the period ended June 30, 2007.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Directors specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Directors. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.

The Contracts Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Putnam, and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.

Prior to May 10, 2007, the Contracts Committee consisted of six (6) Independent Directors. The following Directors served as members of the Contracts Committee: Mses. Chadwick and Pressler and Messrs. Boyer, Patton, Vincent and Kenny. During the period prior to May 10, 2007, Ms. Pressler served as Chairperson of the Contracts Committee.

The Contracts Committee held seven (7) meetings during the period ended June 30, 2007.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committees meet six (6) times per year; the Contracts Committee meets seven (7) times per year; and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed above operates pursuant to a Charter approved by the Board. No Director attended less than 75% of the Portfolios’ Board meetings or meetings of the Committees on which a Director served.

What are the Directors paid for their services?

A new compensation policy went into effect July 1, 2007. Pursuant to this policy, each Director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Further, each Independent Director is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The fee schedule consists of an annual retainer, and does not include additional compensation for attendance at regular or special Board and Committee meetings. Further, Committee Chairpersons receive an additional annual retainer for their services in that capacity.

Each Portfolio pays to each Independent Director of a Portfolio a pro rata share of an annual retainer of $200,000. Each Portfolio also pays a pro rata portion of the following fees: (i) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (ii) Mses. Chadwick and Pressler and Messrs, Earley, Boyer(3) and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $40,000, $60,000, $30,000, $50,000 and $30,000, respectively; and (iii) the Directors’ out-of-pocket expenses for attendance at Board meetings. The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets, computed as a percentage of the average net assets of all the funds managed by the Advisers for which the Directors serve in common as Directors.

(3)  Mr. Boyer receives an annual retainer of $40,000 for his services as the Chairperson of the Investment Review Committee – International/Balanced/ Fixed Income, and he may receive up to $10,000 for his services as the Chairperson of the Nominating and Governance Committee. The $2,500 retainer payable to Mr. Boyer each quarter for his services to the Nominating and Governance Committee is paid only if the Committee has been active for that quarter. If the Nominating and Governance Committee has been active during all four quarters in a given year, the Chairperson will receive the full annual retainer of $10,000.

Prior to July 1, 2007, each Director was reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Independent Director was compensated for his or her services according to a fee schedule adopted by the Board, and received a fee that consisted of an annual retainer and a meeting fee component.

Prior to July 1, 2007, each Portfolio paid each Independent Director a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mses. Chadwick and Pressler and Messrs. Earley, Boyer, Kenny, Vincent and Dr. Gitenstein, as Chairpersons of Committees of the Board, each received an additional annual retainer of $10,000, $15,000, $20,000, $20,000, $10,000, $20,000, and $10,000, respectively. Mr. Patton, as Chairperson of the Board, received an additional annual retainer of $30,000); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, received an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any Committee meeting (Chairpersons of Committees of the Board received an additional $1,000 for each Committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio was based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser for which the Directors served in common as Directors.

The following table sets forth information for the fiscal year ended December 31, 2006 provided by the Portfolios’ investment advisers, DSL and ING Investments, regarding compensation of the Directors by each Portfolio and other funds managed by the advisers and their affiliates for each Companies’ fiscal year end. Officers of the Companies and Directors who are interested persons of the Companies do not receive any compensation from the Companies or any other funds managed by the advisers or their affiliates.

COMPENSATION TABLE(1) (2)

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from ING Variable	Aggregate Compensation from ING Variable	Total Compensation From Fund Complex Paid to
Name of Director(3)	ING Investors Trust	ING Partners, Inc.	Insurance Trust	Products Trust	Directors(4), (5)

Colleen D. Baldwin	N/A	N/A	N/A	N/A	$29,552.18
John V. Boyer	$97,359.23	$36,309.94	$2,573.61	$2,950.98	$206,401.10
Patricia W. Chadwick	$69,654.84	$26,029.46	$1,824.61	$2,109.68	$166,098.90
Robert W. Crispin(7)	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	$76,939.75	$28,741.89	$2,026.33	$2,328.09	$185,000.00
Patrick W. Kenny(6)	$82,337.48	$30,718.38	$2,170.82	$2,490.89	$179,562.50
Shaun Mathews(7)	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler(6)	$75,774.99	$28,233.61	$1,988.65	$2,292.57	$181,500.00
David W.C. Putnam	$66,690.32	$24,874.42	$1,760.12	$2,022.65	$152,000.00
Roger B. Vincent(6)	$102,671.65	$38,304.71	$2,716.54	$3,117.21	$193,750.00

(1) The Portfolios have adopted a retirement policy under which a Director who has served as an Independent Director for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director for one year of service.

(2) None of the Directors have accrued pension or retirement benefits as part of Portfolio expenses.

(3) Each of the Directors, except Messrs. Crispin, Drotch and Mathews and Ms. Baldwin, hold 17 Directorships in the ING Funds Complex. Mr. Mathews currently holds seven Directorships. Ms. Baldwin and Mr. Crispin currently hold one Directorship each Mr. Drotch currently does not hold any Directorships in the ING Funds Complex.

(4) Represents compensation from 178 funds (total in complex as of July 31, 2007).

(5) Director compensation includes compensation paid by funds that are not discussed in this Proxy Statement.

(6) During the year ended July 31, 2007, Patrick Kenny, Sheryl Pressler and Roger Vincent deferred $44,500, $55,000 and $52,750, respectively, of their compensation from the Fund Complex.

(7) “Interested person,” as defined in the 1940 Act, of the Companies because of the affiliation with ING Groep, N.V., the parent corporation of the advisers, ING Investments, LLC, and Directed Services, LLC, and the distributor, ING Funds Distributor, LLC. Officers and Directors who are interested persons do not receive any compensation from the Portfolios.

Are Directors required to attend the Special Meeting?

The Portfolios do not have a formal policy regarding Director attendance at the Portfolios’ shareholder meetings.

Who are the Officers of the Portfolios?

The Portfolios’ officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of each Portfolio. The address for the officers, except Stanley D. Vyner, of each Portfolio is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The address for Mr. Vyner is 230 Park Avenue, New York, New York 10169.

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews(5) Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 57	Executive Vice President	July 1996 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Michael J. Roland Age: 49	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Joseph M. O’Donnell Age: 52	Executive Vice President and Chief Compliance Officer	August 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 – September 2002).

Kimberly A. Anderson Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 38	Senior Vice President	May 2006 - Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Name and Age	Positions Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Lauren D. Bensinger Age: 53	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments LLC (2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson Age: 49	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens Age: 30	Assistant Vice President	January 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel, AIG American General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)                                  The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified. For officers who have served for different periods of time for different Companies, the earliest applicable date is shown.

(2)                                  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)                                  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)                                  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)                                  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

What are the Officers paid for their services?

The Portfolios do not pay their officers for the services they provide to the Portfolios. Instead, the officers, who are also officers or employees of the Advisers or their affiliates, are compensated by the Advisers or their affiliates.

What is the Board’s recommendation on the proposal?

The Board unanimously recommends that shareholders vote “FOR” the election of each of the Nominees to the Board of the Portfolios subject to their terms commencing and continuing as described above. If any of the Nominees are not elected by shareholders, the current Directors may consider other courses of action.

Who is the Portfolios’ Independent Public Accountant?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent auditor for each Company. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Companies for the fiscal year ending May 2008.

The following tables show the aggregate fees paid to KPMG for professional audit services during the Companies’ most recent fiscal years ended December 31, 2006 and December 31, 2005, as well as fees billed for other services rendered by KPMG to the Companies.

Fiscal Year ended December 31, 2006:

Company	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)

ING Investors Trust	$1,053,100	$118,500	$268,380	—
ING Partners, Inc.	$638,250	$77,025	$184,760	—
ING Variable Insurance Trust	$259,925	$27,650	$48,010	—
ING Variable Products Trust	$97,000	$13,825	$31,870	—

Fiscal Year ended December 31, 2005:

Company	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)

ING Investors Trust	$813,825	$13,300	$47,275	—
ING Partners, Inc.	$445,750	—	$24,250	—
ING Variable Insurance Trust	$130,000	$28,359	$10,085	—
ING Variable Products Trust	$122,000	$19,250	$17,750

(1)                               Audit fees consist of fees billed for professional services rendered for the audit of the Portfolios of each Company’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)                               Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Portfolios of each Company’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)                               Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)                               All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Portfolios of each Company, the Advisers, and any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Portfolios for the fiscal year ended December 31, 2006 and December 31, 2005, were $3,741,220 and $1,482,555 respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Companies by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Companies provided by KPMG to the investment advisers or any affiliate thereof that provides ongoing services to the Companies (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Companies, the Advisers and all entities controlling, controlled by, or under common control with the Advisers that provide services to the Companies is compatible with maintaining the independence of KPMG.

KPMG has advised the Companies that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Companies. Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

PROPOSAL TWO

APPROVAL OF A “MANAGER-OF-MANAGERS” ARRANGEMENT FOR CERTAIN PORTFOLIOS TO PERMIT THEIR RESPECTIVE COMPANIES TO ENTER INTO, OR MATERIALLY AMEND, THE RESPECTIVE SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

What is Proposal Two?

At the Board’s July 12, 2007 meeting, the Board approved a Manager-of-Managers arrangement for some of the Portfolios and voted to recommend their approval to the Portfolios’ shareholders. DSL and ING Investments (together, the “Advisers”) currently provide investment management services to the Portfolios pursuant to their respective investment management agreements between the Advisers and their respective Portfolios (“Investment Management Agreements”). The list of Portfolios for which we seek shareholder approval to operate as Manager-of-Manager Portfolios and their Advisers is included as Appendix C. Subject to the supervision and approval of the Board and approval of the Portfolios’ shareholders, the Advisers are responsible for managing the assets of the Portfolios and is permitted, under the terms of the respective Investment Management Agreements, to engage sub-advisers to provide portfolio management services to the Portfolios. If the Advisers delegate sub-advisory duties to a sub-adviser, they remain responsible for monitoring and evaluating the performance of the sub-adviser. For each Portfolio, an Adviser has delegated direct portfolio manager responsibilities to a sub-adviser. For some Portfolios, the sub-adviser is an affiliate of an Adviser; for other Portfolios, the sub-adviser is not an affiliate of an Adviser.

Under their respective Investment Management Agreements, the Advisers monitor the investment programs of the sub-advisers to the Portfolios, review all data and financial reports prepared by the sub-advisers, establish and maintain communications with the sub-advisers, and oversee all matters relating to the purchase and sale of investment securities, corporate governance, third-party contracts and regulatory compliance reports. In their capacity as investment advisers to the Portfolios, the Advisers also oversee and monitor the performance of the Portfolios’ sub-advisers and are responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser’s performance record while managing a Portfolio.

The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a Portfolio’s shareholders under the 1940 Act. The SEC has issued an exemptive order (the “Order”) permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a “Manager-of-Managers” fund. The Portfolios can operate as Manager-of-Managers Portfolios in reliance upon the Order only if, among other things, the Portfolios’ shareholders have approved the Manager-of-Managers arrangement.

Shareholders of the Portfolios are therefore being asked to approve operation of the Portfolios as Manager-of-Managers Portfolios. If Proposal Two is approved, the Advisers will be permitted to enter into sub-advisory agreements with respect to the Portfolios, or to materially modify certain sub-advisory agreements, with prior approval by the Board but without such sub-advisory agreements being approved by the Portfolios’ shareholders. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Funds Complex.

Who are the Portfolios’ Advisers?

DSL, a Delaware limited liability company, is registered with the SEC as an investment adviser. DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Strawinkylaan 2631, 107722 Amsterdam, P.O. Box 810,1000 AV Amsterdam, the Netherlands. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. As of March 31, 2007, DSL managed approximately $42.7 billion in registered investment company assets. See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL.

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep. ING Investments, an investment adviser registered with the SEC, began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of June 30, 2007, ING Investments managed approximately $54.6 billion] in registered investment company assets. See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments.

What is the proposed Manager-of-Managers arrangement?

On May 24, 2002, the SEC issued the Order permitting the Advisers, with the approval of the Board, to enter into or materially modify sub-advisory agreements without requiring shareholder approval. The Portfolios and the Advisers anticipate that this relief would benefit shareholders to the extent that it will give the Portfolios and the Advisers additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolios will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an “affiliated person,” as defined in the 1940 Act, of the Portfolios or the Advisers, other than by reason of serving as a sub-adviser to the Portfolios (“Affiliated Sub-Adviser”). In addition, the Board and the Advisers would not be able to materially amend the Investment Management Agreement with an Affiliated Sub-Adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

The Order also permits the Portfolios to disclose in their respective registration statements the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with the Advisers. Despite this relief, the funds in the ING Funds Complex have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolios and the Advisers anticipate relying on the new rule and may no longer operate under the Order, and a vote here under the Order will be considered to be a satisfactory vote for operating a manager-of managers regime in reliance on the new rule. As of the date of this Proxy Statement, the proposed rule has not been adopted.

The Manager-of-Managers arrangement will enable the Portfolios to operate with greater efficiency by allowing the Advisers to employ sub-advisers best suited to the needs of the Portfolios, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

What are the conditions of the exemptive relief granted pursuant to the Order?

Under the terms of the Order, the Portfolios and the Advisers are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before the Advisers and the Portfolios may implement the arrangement described above permitting the Advisers to enter into or materially amend sub-advisory agreements with unaffiliated sub-advisers. In addition, the Portfolios must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent SEC rules or the Advisers obtain exemptive relief or rely on relief obtained by an affiliate, the Advisers may be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of a change to a sub-advisory arrangement the Portfolios’ shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. In connection with the provisions of the Order that provide an exemption from the disclosure requirement of sub-adviser compensation, the Order also requires the Advisers to provide the Board, no less frequently than quarterly, information regarding the Advisers’ profitability on a per Portfolio basis, which reflects the impact on the Advisers’ profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

What is the required vote?

Approval of Proposal Two by each affected Portfolio’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

What happens if shareholders do not approve Proposal Two?

If shareholders of a Portfolio do not approve the Manager-of-Managers arrangement with respect to that Portfolio, it will not be implemented and that Portfolio will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolio or any material changes to sub-advisory agreements.

What are the factors considered by the Board?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the Portfolios’ shareholders, the Board, including the Independent Directors, considered certain information and representations provided by the

Advisers. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the July 12, 2007 meeting, the Board voted to submit Proposal Two to the Portfolios’ shareholders.

After carefully considering each Portfolio’s contractual arrangement under which DSL and ING Investments have been engaged as investment advisers, and the Advisers’ experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Advisers. The Board also believes that this approach would be consistent with shareholders’ expectations that the Advisers will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Advisers and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolios to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Advisers have negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by the Advisers and not by the Portfolios. Therefore, any fee reduction or increase negotiated by the Advisers may be either beneficial or detrimental to the Advisers. The fees paid by the Portfolios to the Advisers and the fees paid by the Advisers to the sub-advisers, are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to the Advisers by the Portfolios would continue to require shareholder approval. If shareholders approve Proposal Two, the Advisers, pursuant to their respective Investment Management Agreements and other agreements, will continue to provide the same level of management and administrative services to the Portfolios as they are currently providing.

The Board concluded that it is appropriate and in the best interests of the Portfolios’ shareholders to provide the Advisers and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolios to operate more efficiently. Currently, to appoint a sub-adviser to a Portfolio or to materially amend a sub-advisory agreement, a Company must call and hold a shareholder meeting of a Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio’s shareholders. In addition, if a sub-adviser to a Portfolio is acquired or there is a change of control of the sub-adviser that results in the “assignment” of the sub-advisory agreement with the Advisers, the Company currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio or no change to services provided to a Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, the Advisers and the Portfolios would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Advisers believe that the appointment would benefit the Portfolios.

What is the recommendation of the Board?

Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the affected Portfolios and their shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007, meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend their approval to shareholders of the affected Portfolios.

PROPOSAL THREE

APPROVAL OF THE CONVERSION OF CERTAIN PORTFOLIOS’ INVESTMENT OBJECTIVES FROM FUNDAMENTAL TO NON-FUNDAMENTAL

What is Proposal Three?

At the Board meeting held on July 12, 2007, the Board authorized changing the investment objective of each Portfolio that has an investment objective that is “fundamental” to “non-fundamental.”  Because the Portfolios’ investment objectives are fundamental policies, any change in the investment objectives requires shareholder approval. A list of the Portfolios that currently have fundamental investment objectives is included as Appendix E.

If each Portfolio’s shareholders approve this proposal, each Portfolio’s investment objective would be a non-fundamental policy. This means that in the future, each Portfolio’s investment objective may be modified without shareholder approval. Changes in non-fundamental policies, however, are still subject to approval by the Board. This proposal is being submitted to shareholders for approval, because converting the Portfolio’s investment objectives from fundamental to non-fundamental will give Management and the Board greater flexibility to make changes to any Portfolio’s investment objective they deem appropriate to address changing market conditions or Portfolio performance issues, while saving the Portfolio the cost of a proxy solicitation.

Will approval of the Proposal change the Portfolios’ investment objectives?

The substance of each Portfolio’s investment objective will not change. If the Proposal is approved by shareholders, in the future, each Portfolio will provide shareholders with at least 60 days prior notice of any change to its investment objective.

What is the required vote?

Approval of Proposal Three by each affected Portfolio’s shareholders requires an affirmative vote of the lesser of: (1) 67% or more of the Portfolio’s shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

What happens if shareholders do not approve Proposal Three?

If a Portfolio’s shareholders do not approve Proposal Three, that Portfolio’s investment objective will continue to be fundamental, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Three is in the best interests of each affected Portfolio and its shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the change. Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors present at the July 12, 2007 meeting, unanimously approved Proposal Three. The Board is recommending that shareholders vote “FOR” the proposal to convert each affected Portfolio’s investment objective from fundamental to non-fundamental.

PROPOSAL FOUR

APPROVAL OF THE PLANS OF LIQUIDATION AND DISSOLUTION OF THE
MARKETSTYLE AND MARKETPRO PORTFOLIOS

What is the Proposal?

At the Board’s July 12, 2007 meeting, the Board, including the Independent Directors, approved the proposed liquidation and dissolution plans (“Liquidation Plans”) of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio and ING MarketStyle Moderate Portfolio (the “MarketStyle Portfolios”) and ING MarketPro Portfolio (together, the “Portfolios”) and directed that the Liquidation Plans be submitted to the Portfolios’ respective shareholders for approval.(4)  Copies of the Liquidation Plans, which provide for the complete liquidation of all assets of the Portfolios, are attached to this Proxy Statement as Appendix F-Appendix I.

What are the reasons for the proposed liquidation and dissolution of the Portfolios?

The MarketStyle Portfolios were first offered to the public on August 15, 2005. The MarketStyle Portfolios were designed as “simplified” asset allocation products that seek to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance. The MarketStyle Portfolios are funds-of-funds that invest in a small, discrete universe of underlying index-enhanced insurance-dedicated funds in the ING Funds Complex and are made available to the public primarily through the Simplicity Product, a variable annuity contract, and through variable life products.

ING MarketPro Portfolio was made available to the public on August 1, 2005. Like the MarketStyle Portfolios, the ING
Market Pro Portfolio was designed to seek to meet the needs of investors who prefer a single diversified investment. The MarketPro Portfolio is available through various variable products platforms, including the Simplicity Product, and is a “static” fund-of-funds that invests in a discrete universe of underlying funds in the ING Funds Complex. The composition of ING MarketPro Portfolio’s underlying, discrete universe of nine funds has rarely, if ever, changed.

The Simplicity Product was closed to all new purchases on August 20, 2007 because it failed to attract sufficient investor interest. Shareholders owning shares of the Portfolios were notified of the closure on or about August 20, 2007. Existing shareholders of the Portfolios will be permitted to continue to invest in the Portfolios pending shareholder approval of the Portfolios’ Liquidation Plans.

When Management recommended the creation and launch of these Portfolios, they anticipated that there would be significant investor interest in “simplified” funds-of-funds that invest in a limited or static universe of underlying funds. However, the Portfolios have been less popular with the public than originally anticipated. As of May 31, 2007, the total assets of the Portfolios were as follows:

	Number of Accounts	Total Assets ($ MM)
ING MarketStyle Growth Portfolio	159	$13.7
ING MarketStyle Moderate Portfolio	157	$11.8
ING MarketStyle Moderate Growth Portfolio	62	$4.1
ING MarketPro Portfolio	609	$46.1
Total	987	$75.7 million

(4)  The term “shareholder,” when used in discussing Proposal Four, also refers to Variable Contract Holders who own shares in the MarketStyle and ING MarketPro Portfolios through a Variable Contract.

As illustrated in the above table, the asset sizes of the Portfolios are small. The Portfolios have failed to attract investor interest to garner sufficient assets to maintain viability, and Management does not anticipate that these Portfolios will be able to attract sufficient additional assets in the future, given the current low demand for “simplified” funds-of-funds products in the variable product marketplace. The small asset sizes of these Portfolios affect both the efficient portfolio management of the Portfolios and the costs borne by the shareholders and the expenses of the Portfolios have been subsidized by Management to date. For these reasons, Management recommended and the Board agreed that action should be taken to address the small asset sizes of the Portfolios.

In evaluating alternatives for the Portfolios, Management considered reorganization and liquidation options for the Portfolios. Management analyzed a possible merger for each of the Portfolios with other funds-of-funds in the ING Funds Complex and concluded that the Portfolios would not be appropriate partners for mergers with the other funds-of-funds because of dissimilar expense structures and different investment objectives and strategies. Accordingly, Management recommended and the Board agreed that liquidation and dissolution of the Portfolios represents the most favorable course of action. After careful consideration of each of the options, Management recommended that the Board approve the Portfolios’ Liquidation Plans.

How are proposed Liquidation Plans and related transactions to be effected if each Portfolio’s shareholders approve the Proposal?

If the Liquidation Plans are approved by each Portfolio’s shareholders, the Plans will be effective on or about October 25, 2007 (“Effective Date”). As soon as practicable after the Effective Date, which is on or about November 10, 2007 (the “Liquidation Period”), the Portfolios will be liquidated in accordance with the terms of their respective Liquidation Plans. All portfolio securities of the Portfolios not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

During the Liquidation Period, each Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Portfolio. If a Portfolio is unable to pay, discharge or otherwise provide for any liabilities of the Portfolio during its Liquidation Period, the Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the Liquidation Date (as defined below); and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

Upon termination of the Liquidation Period (the “Liquidation Date”), the Portfolios’ assets will be distributed ratably among their respective shareholders of record in one or more cash payments. The proportionate interests of shareholders in the assets of a Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on November 2, 2007. The first distribution of the Portfolios’ assets is expected to consist of cash representing substantially all the assets of the Portfolios, less the amount reserved to pay creditors of the Portfolios, if any.

The Portfolios are only available through variable annuity and variable life products, and prior to the proposed liquidation shareholders will be required to transfer their assets to the other Portfolios available in their product. As discussed above, the Simplicity Product closed to new investors on August 20, 2007, and the MarketStyle and the ING MarketPro Portfolios are the only Portfolios available in the Simplicity Product. Therefore, several portfolios in the ING Funds Complex were added to the Simplicity Product on or about August 20, 2007 to allow choices for asset transfers out of the Portfolios pending shareholder approval of the respective Liquidation Plans. If shareholders approve the Liquidation Plans of their respective Portfolios, and a shareholder does not select a new investment option prior to a Portfolio’s Liquidation Date, the proceeds will be placed in the ING Liquid Assets Portfolio, a money market fund. The Portfolios’ shareholders have other portfolio options through their variable annuity and variable life platforms. If you are a shareholder in a Portfolio, please consult the supplement dated October 10, 2007 for more information on other investment options available to you and instructions on how to transfer your value.

After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of a Portfolio will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any sub-account invested in a Portfolio free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period. After consulting with the insurance company that issued the pertinent Variable Contracts, Management has advised that the liquidation of the Portfolios will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plans are adopted, Variable Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the respective Portfolios under their Variable Contracts. Withdrawal of contract value may involve other charges and other adverse consequences under the terms of the Variable Contracts, and Variable Contract Holders should consult the prospectus for their Variable Contract.

Are there any Federal income tax consequences?

Liquidation of the Portfolios will not result in tax implications for the Portfolios or the Variable Contract Holder because the Portfolios are held in variable annuity and variable life products. However, withdrawals of contract value from a Variable Contract may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Portfolios’ liquidations?

DSL, the Portfolios’ investment adviser, or an affiliate, will bear the costs of each Portfolio’s liquidation, including the expense of soliciting each Portfolio’s shareholders for approval of each Portfolio’s Liquidation Plan.

What is the required vote?

Approval of Proposal Four by each Portfolio’s shareholders requires an affirmative vote of a majority of the votes cast that are entitled to vote on this proposal.

What happens if a Portfolio’s shareholders do not approve Proposal Four?

If a Portfolio’s shareholders do not approve Proposal Four, the Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal Four is in the best interests of the Portfolios and their shareholders. In making this determination, the Board took into account materials presented to the Board in advance of its July 12, 2007 meeting, including a memorandum from Management discussing Management’s rationale for proposing the Liquidation Plans of the Portfolios. After consideration of these materials and factors and information it considered relevant, the Board, including all of the Independent Directors present at the Board’s July 12, 2007 meeting, unanimously approved Proposal Four and voted to recommend its approval to shareholders. The Board is recommending that shareholders vote “FOR” Proposal Four to approve the Liquidation Plans of their respective Portfolios.

ADDITIONAL INFORMATION REGARDING THE PROXY SOLICITATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card(s). If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card(s) but did not vote on a Proposal, the persons named as proxies will vote on the applicable Proposal(s) as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, the persons named as proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

July 27, 2007 has been chosen by the Board as the Record Date. Each share of each class of each Portfolio on the Record Date is entitled to one vote. To the extent that any shares of a Portfolio are owned directly by any Fund of Funds, those shares will be voted directly by the Funds of Funds in the same proportion as all other votes received from the other holders of such underlying Portfolio’s shares (“echo voting”). In some limited cases, a Fund of Funds may be the only holder of such Portfolio’s shares. In such event and with respect to Proposal 1, the Fund of Funds will vote in the same proportion as all votes received from the holders of the Fund of Funds’ shares on the same proposal. The Portfolios’ shareholders at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolios at the Special Meeting, and any adjournment(s) or postponements thereof, with respect to their shares owned as of the Record Date. Appendix A sets forth the number of shares of each class of each Portfolio issued and outstanding as of the Record Date.

The following constitutes a quorum for the Companies and Portfolios for the transaction of business at the Special Meeting: for ING Investors Trust, the presence of thirty percent of the outstanding shares on the Record Date present in person or represented by proxy; for ING Variable Insurance Trust, the presence of one-third of the shares entitled to vote on the Record Date present in person or represented by proxy; for ING Partners, Inc., the presence of a majority of the shares entitled to vote on the Record Date, present in person or represented by proxy; and for ING Variable Products Trust, the presence of a majority of the outstanding shares on the Record Date, present in person or represented by proxy.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. For ING Investors Trust, ING Variable Products Trust, and ING Partners, Inc. in the absence of a quorum, the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy, is required for an adjournment. For ING Variable Insurance Trust, any amount less than a quorum is sufficient for an adjournment. The persons named in the enclosed proxies will vote in favor of such adjournment for or with respect to those proxies that they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  However, any abstentions or broker non-votes will be voted against an adjournment. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Company’s organizational documents, and the relevant state law.

With respect to Proposal One, for ING Partners, Inc. abstentions are counted as a vote against while broker non-votes are disregarded.  For each of the other Companies, both abstentions and broker non-votes are disregarded.

With respect to Proposals Two and Three, for each affected Company both abstentions and broker non-votes are counted as votes against such proposal.

With respect to Proposal Four, for ING Investors Trust abstentions are counted as a vote against while broker non-votes are disregarded.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the applicable Company a written revocation or a duly executed Voting Instruction Card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the applicable Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the service providers to the Portfolios?

DSL and ING Investments serve as investment advisers to their respective Portfolios, ING Funds Distributor, LLC serves as the Portfolios’ distributor and ING Funds Services, LLC serves as the Portfolios’ administrator. The principal office of ING Investments, the distributor and the administrator, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034. The principal office of DSL is 1475 Dunwoody Drive, West Chester, PA 19380. DSL and ING Investments, the distributor and the administrator, are all indirect, wholly-owned subsidiaries of ING Groep and are affiliated with one another.

Who pays for this proxy solicitation?

Each Portfolio, except for certain Portfolios of ING Investors Trust, will share, on a per shareholder basis, the costs associated with obtaining shareholder approval, including, but not limited to, the cost of preparing and filing the Proxy Statement, distributing the Proxy Statement to shareholders and conducting the Special Meeting. DSL, investment adviser to many of the Portfolios of ING Investors Trust, will bear the portion of the costs associated with conducting the Special Meeting that are attributable to the Portfolios for which it has an obligation to pursuant to its management agreements with those Portfolios.(5)

May shareholders send communications to the Board?

Shareholders may send communications to the Board, a Committee thereof, or an individual Director. Such communications should be sent to the Portfolios’ Secretary at the address on the front of this Proxy Statement.

Can shareholders submit proposals for consideration in a proxy statement?

The Companies are not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal unrelated to the election of Directors or a shareholder proposal concerning the election of directors for any registrant other than ING Partners, Inc. to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  With respect to a shareholder proposal related to the election of Directors for ING Partners, Inc., any shareholder may nominate persons for election if that Shareholder delivers notice to the Fund’s secretary not earlier than the 90th day prior to the Special Meeting and not later than the close of business on the later of (a) the 60th day prior to the Special Meeting; or (b) the 10th day following the day on which public announcement of the Special Meeting and Director nominations are first made.  The notice given must include (i) all information required to be in a solicitation of proxies for the election of Directors pursuant to federal securities laws, rules and regulations; (ii) the name and address of the proposing shareholder, as reflected in the Corporation’s books; and (iii) the number of shares which are beneficially owned and of record by such shareholder.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that your vote at the Special Meeting may be counted, prompt execution and return of the enclosed Voting Instruction Card(s) is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the internet. Please follow the voting instructions as outlined on your Voting Instruction Card(s).

Huey P. Falgout, Jr.

Secretary

September 4, 2007

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(5)  DSL is obligated under the terms of its management agreements with certain of the Portfolios of ING Investors Trust to bear costs incident to meetings of the Portfolios’ shareholders.

APPENDIX A

NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE, JULY 27, 2007

FUND	SHARES OUTSTANDING
ING AllianceBernstein Mid Cap Growth Portfolio	36,364,227.294
ING American Century Large Company Value Portfolio	7,034,846.334
ING American Century Small-Mid Cap Value Portfolio	7,640,328.790
ING American Funds Growth-Income Portfolio	34,566,798.476
ING American Funds Growth Portfolio	32,915,701.057
ING American Funds International Portfolio	54,441,560.760
ING Baron Asset Portfolio	2,308,148.234
ING Baron Small Cap Growth Portfolio	28,657,349.710
ING BlackRock Inflation Protected Bond Portfolio	18,511,044.339
ING BlackRock Large Cap Growth Portfolio	37,531,726.827
ING BlackRock Large Cap Value Portfolio	12,684,500.551
ING Capital Guardian U.S. Equities Portfolio	46,244,578.853
ING Columbia Small Cap Value II Portfolio	13,900,585.122
ING Davis Venture Value Portfolio	13,724,661.721
ING Disciplined Small Cap Value Portfolio	16,146,349.961
ING Equities Plus Portfolio	11,247,879.583
ING Evergreen Health Sciences Portfolio	17,369,951.810
ING Evergreen Omega Portfolio	16,029,766.695
ING Fidelity VIP Contrafund Portfolio	22,138,635.222
ING Fidelity VIP Equity-Income Portfolio	3,548,288.115
ING Fidelity VIP Growth Portfolio	2,060,742.678
ING Fidelity VIP MidCap Portfolio	4,143,372.327
ING FMR Diversified Mid Cap Portfolio	87,173,484.739
ING FMR Large Cap Growth Portfolio	54,704,384.506
ING FMR Mid Cap Growth Portfolio	38,983,126.227
ING Franklin Income Portfolio	34,191,242.919
ING Franklin Mutual Shares Portfolio	45,743,021.716
ING Franklin Templeton Founding Strategy Portfolio	12,254,644.185
ING Fundamental Research Portfolio	8,298,360.579
ING GET U.S. Core Portfolio – Series 1	9,699,854.473
ING GET U.S. Core Portfolio – Series 2	7,322,828.233
ING GET U.S. Core Portfolio – Series 3	10,163,590.782

ING GET U.S. Core Portfolio – Series 4	4,547,495.682
ING GET U.S. Core Portfolio – Series 5	3,124,316.488
ING GET U.S. Core Portfolio – Series 6	6,421,193.190
ING GET U.S. Core Portfolio – Series 7	4,432,414.512
ING GET U.S. Core Portfolio – Series 8	2,817,442.544
ING GET U.S. Core Portfolio – Series 9	2,121,091.713
ING GET U.S. Core Portfolio – Series 10	2,164,390.467
ING GET U.S. Core Portfolio – Series 11	2,590,443.957
ING GET U.S. Core Portfolio – Series 12	4,431,991.606
ING GET U.S. Core Portfolio – Series 13	7,323,467.669
ING GET U.S. Core Portfolio – Series 14	13,128,525.217
ING Global Resources Portfolio	39,046,313.461
ING Global Technology Portfolio	12,531,689.036
ING International Growth Opportunities Portfolio	18,124,573.559
ING Janus Contrarian Portfolio	42,391,679.131
ING JPMorgan Emerging Markets Equity Portfolio	45,403,929.938
ING JPMorgan International Portfolio	41,367,204.863
ING JPMorgan Mid Cap Value Portfolio	16,178,946.353
ING Legg Mason Partners Aggressive Growth Portfolio	26,382,684.779
ING Legg Mason Partners Large Cap Growth Portfolio	3,205,558.880
ING Legg Mason Partners Value Portfolio	82,679,152.957
ING Limited Maturity Bond Portfolio	63,594,765.886
ING Liquid Assets Portfolio	1,210,503,316.240
ING Lord Abbett Affiliated Portfolio	13,217,848.947
ING Lord Abbett U.S. Government Securities Portfolio	4,312,088.090
ING Marsico Growth Portfolio	51,241,945.105
ING Marsico International Opportunities Portfolio	28,095,035.101
ING MFS Total Return Portfolio	84,787,652.429
ING MFS Utilities Portfolio	29,447,565.822

ING Neuberger Berman Partners Portfolio	37,049,178.672
ING Neuberger Berman Regency Portfolio	1,842,956.285
ING Opcap Balanced Value Portfolio	4,973,323.014
ING Oppenheimer Global Portfolio	156,697,316.678
ING Oppenheimer Main Street Portfolio	25,379,364.749
ING Oppenheimer Strategic Income Portfolio	39,651,490.479
ING PIMCO Core Bond Portfolio	145,219,620.156
ING PIMCO High Yield Portfolio	69,551,619.211

ING PIMCO Total Return Portfolio	34,984,115.124
ING Pioneer Equity Income Portfolio	113,626.385
ING Pioneer Fund Portfolio	9,839,764.972
ING Pioneer High Yield Portfolio	11,120,505.866
ING Pioneer Mid Cap Value Portfolio	73,358,801.398
ING Solution 2015 Portfolio	36,849,046.175
ING Solution 2025 Portfolio	52,946,044.244
ING Solution 2035 Portfolio	40,820,994.737
ING Solution 2045 Portfolio	21,440,409.779
ING Solution Growth and Income Portfolio	303.000
ING Solution Growth Portfolio	303.000
ING Solution Income Portfolio	12,590,440.064
ING Stock Index Portfolio	34,959,094.923
ING Templeton Foreign Equity Portfolio	8,085,962.155
ING Templeton Global Growth Portfolio	37,152,392.589
ING Thornburg Value Portfolio	6,085,696.512
ING T. Rowe Price Capital Appreciation Portfolio	136,448,123.056
ING T. Rowe Price Diversified Mid Cap Portfolio	108,242,030.553
ING T. Rowe Price Equity Income Portfolio	95,588,983.454
ING T. Rowe Price Growth Equity Portfolio	24,183,255.529
ING UBS U.S. Allocation Portfolio	10,351,735.267
ING UBS U.S. Large Cap Equity Portfolio	40,656,009.051
ING UBS U.S. Small Cap Growth Portfolio	3,131,571.520
ING Van Kampen Capital Growth Portfolio	8,188,896.262
ING Van Kampen Comstock Portfolio	78,904,925.779
ING Van Kampen Equity and Income Portfolio	25,093,011.543
ING Van Kampen Global Franchise Portfolio	26,643,896.898
ING Van Kampen Growth and Income Portfolio	38,752,817.581
ING Van Kampen Real Estate Portfolio	34,193,365.506
ING VP Financial Services Portfolio	6,491,621.861
ING VP Global Equity Dividend Portfolio	5,989,138.999
ING VP High Yield Bond Portfolio	29,030,401.193
ING VP Index Plus International Equity Portfolio	46,026,685.307
ING VP International Value Portfolio	32,073,419.321
ING VP MidCap Opportunities Portfolio	11,313,964.948
ING VP Real Estate Portfolio	11,359,446.384
ING VP SmallCap Opportunities Portfolio	9,244,246.057
ING Wells Fargo Disciplined Value Portfolio	14,645,925.636
ING Wells Fargo Small Cap Disciplined Portfolio	15,689,676.317

APPENDIX B

Beneficial Owners of More than 5% of a Class of each Portfolio

As of July 27, 2007

Portfolio	Name and Address	Percentage of Class and Type of Ownership*	Percentage of Portfolio
ING AllianceBerstein Mid Cap Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.1% ADV Class; Beneficial	0.0%
ING AllianceBerstein Mid Cap Growth Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	47.7% I Class; Beneficial	11.4%
ING AllianceBerstein Mid Cap Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	18.6% I Class; Beneficial	4.4%
ING AllianceBerstein Mid Cap Growth Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	18.2% I Class; Beneficial	4.3%
ING AllianceBerstein Mid Cap Growth Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.2% I Class; Beneficial	2.0%

ING AllianceBerstein Mid Cap Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	5.1% I Class; Beneficial	1.2%
ING AllianceBerstein Mid Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.1% S Class; 96.3% S2 Class; Beneficial	73.3%
ING American Century Large Company Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	94.7% ADV Class; 7.3% S Class; Beneficial	9.8%
ING American Century Large Company Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	5.3% ADV Class; 30.2% S Class; Beneficial	6.1%

ING American Century Large Company Value Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	31.7% I Class; Beneficial	23.0%
ING American Century Large Company Value Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.3% I Class; Beneficial	18.4%
ING American Century Large Company Value Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.5% I Class; Beneficial	11.2%
ING American Century Large Company Value Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.5% I Class; Beneficial	7.6%
ING American Century Large Company Value Portfolio	Reliastar Life Insurance Co FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	6.2% I Class; Beneficial	4.5%
ING American Century Large Company Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	49.4% S Class; Beneficial	9.2%
ING American Century Large Company Value Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	9.8% S Class; Beneficial	1.8%
ING American Century Small-Mid Cap Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	70.3% ADV Class; 11.8% S Class; Beneficial	14.0%
ING American Century Small-Mid Cap Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	29.7% ADV Class; 91.5% I Class; 83.6% S Class; Beneficial	80.2%
ING American Century Small-Mid Cap Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	5.2% I Class; Beneficial	2.3%

ING American Funds Growth-Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.7%; Beneficial	96.7%
ING American Funds Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.2%; Beneficial	97.2%
ING American Funds International Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.4%; Beneficial	96.4%
ING Baron Asset Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	99.7% ADV Class; Beneficial	12.4%
ING Baron Asset Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	31.7% I Class; Beneficial	24.5%
ING Baron Asset Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.3% I Class; Beneficial	19.6%
ING Baron Asset Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	22.4% I Class; 63.1% S Class; Beneficial	23.7%
ING Baron Asset Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.6% I Class; Beneficial	16.0%
ING Baron Asset Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	36.9% S Class; Beneficial	3.8%
ING Baron Small Cap Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	77.6% ADV Class; Beneficial	7.1%
ING Baron Small Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	22.4% ADV Class; 71.2% I Class; 34.5% S Class; Beneficial	43.7%

ING Baron Small Cap Growth Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.8% I Class; Beneficial	1.9%
ING Baron Small Cap Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	6.2% I Class; Beneficial	1.8%
ING Baron Small Cap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	5.9% I Class; 7.3% S Class; Beneficial	6.2%
ING Baron Small Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	53.8% S Class; Beneficial	33.6%
ING BlackRock Inflation Protected Bond Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.0% ADV Class; 98.0% S Class; Beneficial	0.0%
ING BlackRock Inflation Protected Bond Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	33.8% I Class; Beneficial	33.8%
ING BlackRock Inflation Protected Bond Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	29.9% I Class; Beneficial	29.9%
ING BlackRock Inflation Protected Bond Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.6% I Class; Beneficial	19.6%
ING BlackRock Inflation Protected Bond Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.7% I Class; Beneficial	12.7%
ING BlackRock Large Cap Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	93.4% ADV Class; Beneficial	1.3%
ING BlackRock Large Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	6.6% ADV Class; Beneficial	0.1%

ING BlackRock Large Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	90.6% I Class; 18.2% S2 Class; Beneficial	55.5%
ING BlackRock Large Cap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	8.3% I Class; 67.0% S2 Class; Beneficial	6.6%
ING BlackRock Large Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	94.6% S Class; Beneficial	33.7%
ING BlackRock Large Cap Growth Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	9.9% S2 Class; Beneficial	0.2%
ING BlackRock Large Cap Value Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.4% ADV Class; Beneficial	0.0%
ING BlackRock Large Cap Value Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	22.5% I Class; Beneficial	12.8%
ING BlackRock Large Cap Value Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.5% I Class; Beneficial	11.7%
ING BlackRock Large Cap Value Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.2% I Class; Beneficial	11.0%
ING BlackRock Large Cap Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	13.8% I Class; Beneficial	7.9%
ING BlackRock Large Cap Value Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.1% I Class; Beneficial	6.4%

ING BlackRock Large Cap Value Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.5% I Class; Beneficial	4.9%

ING BlackRock Large Cap Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.7% S Class; 99.9% S2 Class; Beneficial	41.9%
ING Capital Guardian U.S. Equities Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; 97.3% I Class; Beneficial	0.0%
ING Capital Guardian U.S. Equities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.8% S Class; 99.9% S2 Class; Beneficial	98.8%
ING Columbia Small Cap Value II Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	99.2% ADV Class; Beneficial	0.1%
ING Columbia Small Cap Value II Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	55.0% I Class; Beneficial	5.0%
ING Columbia Small Cap Value II Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	34.6% I Class; Beneficial	3.2%
ING Columbia Small Cap Value II Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	10.0% I Class; Beneficial	0.9%
ING Columbia Small Cap Value II Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	87.2% S Class; Beneficial	79.2%
ING Columbia Small Cap Value II Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	10.3% S Class; Beneficial	9.3%
ING Davis Venture Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	80.7% ADV Class; Beneficial	2.6%
ING Davis Venture Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	19.3% ADV Class; 24.8% I Class; 10.4% S Class; Beneficial	14.7%

ING Davis Venture Value Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.1% I Class; Beneficial	7.0%
ING Davis Venture Value Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.0% I Class; Beneficial	5.6%
ING Davis Venture Value Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.9% I Class; Beneficial	3.9%
ING Davis Venture Value Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.9% I Class; Beneficial	3.1%
ING Davis Venture Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	73.6% S Class; Beneficial	50.6%
ING Davis Venture Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	7.8% S Class; Beneficial	5.3%
ING Disciplined Small Cap Value Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	56.9% I Class; Beneficial	56.9%
ING Disciplined Small Cap Value Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	22.2% I Class; Beneficial	22.2%
ING Disciplined Small Cap Value Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.4% I Class; Beneficial	14.4%
ING Disciplined Small Cap Value Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.5% I Class; Beneficial	6.5%

ING Equities Plus Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.9% ADV Class; 97.9% I Class; Beneficial	0.0%
ING Equities Plus Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% S Class; 99.9% S2 Class; Beneficial	99.9%
ING Evergreen Health Sciences Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	99.1% ADV Class; 99.1% S2 Class; Beneficial	0.0%
ING Evergreen Health Sciences Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	58.0% I Class; Beneficial	1.3%
ING Evergreen Health Sciences Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	41.9% I Class; Beneficial	0.9%
ING Evergreen Health Sciences Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	94.1% S Class; Beneficial	92.0%
ING Evergreen Omega Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	99.1% ADV Class; 7.2% I Class; Beneficial	6.9%
ING Evergreen Omega Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	70.8% I Class; Beneficial	67.1%
ING Evergreen Omega Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	20.6% I Class; Beneficial	19.5%
ING Evergreen Omega Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.5% S Class; 99.9% S2 Class; Beneficial	5.2%
ING Fidelity VIP Contrafund Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	100.0% ADV Class; 99.7% S Class; Beneficial	99.7%

ING Fidelity VIP Equity-Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	100.0% ADV Class; 99.5% S Class; Beneficial	99.6%
ING Fidelity VIP Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	100.0% ADV Class; 99.9% S Class; Beneficial	99.9%
ING Fidelity VIP Mid Cap Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	100.0% ADV Class; 99.5% S Class; Beneficial	99.6%
ING FMR Diversified Mid Cap Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	73.6% ADV Class; 15.0% S2 Class; Beneficial	1.2%
ING FMR Diversified Mid Cap Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	26.4% ADV Class; 5.2% I Class; Beneficial	0.6%
ING FMR Diversified Mid Cap Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	45.5% I Class; Beneficial	3.2%
ING FMR Diversified Mid Cap Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	24.7% I Class; Beneficial	1.7%
ING FMR Diversified Mid Cap Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	18.4% I Class; Beneficial	1.3%
ING FMR Diversified Mid Cap Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.9% S Class; 83.1% S2 Class; Beneficial	87.9%
ING FMR LargeCap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	99.9% ADV Class; 98.4% S2 Class; Beneficial	0.0%
ING FMR LargeCap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	58.0% I Class; Beneficial	41.2%

ING FMR LargeCap Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	21.3% I Class; Beneficial	15.2%
ING FMR LargeCap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	17.5% I Class; Beneficial	12.5%
ING FMR LargeCap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.6% S Class; Beneficial	28.8%
ING FMR Mid Cap Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.7% ADV Class; Beneficial	0.0%
ING FMR Mid Cap Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	63.2% I Class; Beneficial	0.7%
ING FMR Mid Cap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	35.9% I Class; Beneficial	0.4%
ING FMR Mid Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.3% S Class; 99.9% S2 Class; Beneficial	98.2%
ING Franklin Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	98.0% ADV Class; 14.9% I Class; Beneficial	1.9%
ING Franklin Income Portfolio	ING Franklin Templeton Founding Strategy Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	62.5% I Class; Beneficial	7.9%
ING Franklin Income Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	22.6% I Class; 6.2% S Class; Beneficial	6.6%
ING Franklin Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	91.8% S Class; 99.9% S2 Class; Beneficial	57.1%

ING Franklin Mutual Shares Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.1% ADV Class; 33.3% S Class; Beneficial	5.5%
ING Franklin Mutual Shares Portfolio	ING Franklin Templeton Founding Strategy Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	99.9% I Class; Beneficial	8.8%
ING Franklin Mutual Shares Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	65.0% S Class; Beneficial	10.7%
ING Franklin Templeton Founding Strategy Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	100.0% ADV Class; 100.0% I Class; Beneficial	0.0%
ING Franklin Templeton Founding Strategy Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.3% S Class; Beneficial	99.3%
ING Fundamental Research Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	61.8% ADV Class; Beneficial	2.1%
ING Fundamental Research Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	38.2% ADV Class; 7.6% I Class; 7.7% S Class; Beneficial	8.7%
ING Fundamental Research Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	46.3% I Class; Beneficial	29.7%
ING Fundamental Research Portfolio	Reliastar United Services Variable Life Separate Account I Route 3849 PO Box 20 Minneapolis, MN 55440-0020	20.2% I Class; Beneficial	13.0%
ING Fundamental Research Portfolio	Reliastar Bankers Security Variable Life Separate Account I Route 3849 PO Box 20 Minneapolis, MN 55440-0020	12.4% I Class; Beneficial	8.0%

ING Fundamental Research Portfolio	Reliastar Life Insurance Co FBO Select III Non Qualified Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	9.5% I Class; Beneficial	6.1%
ING Fundamental Research Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	84.7% S Class; Beneficial	27.6%
ING GET U.S. Core Portfolio – Series 1	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	81.0%; Beneficial	81.0%
ING GET U.S. Core Portfolio – Series 1	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	15.7%; Beneficial	15.7%
ING GET U.S. Core Portfolio – Series 2	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	74.8%; Beneficial	74.8%
ING GET U.S. Core Portfolio – Series 2	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	18.1%; Beneficial	18.1%
ING GET U.S. Core Portfolio – Series 2	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	7.1%; Beneficial	7.1%
ING GET U.S. Core Portfolio – Series 3	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	50.4%; Beneficial	50.4%
ING GET U.S. Core Portfolio – Series 3	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	46.9%; Beneficial	46.9%
ING GET U.S. Core Portfolio – Series 4	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	84.5%; Beneficial	84.5%
ING GET U.S. Core Portfolio – Series 4	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	9.1%; Beneficial	9.1%

ING GET U.S. Core Portfolio – Series 4	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	6.4%; Beneficial	6.4%
ING GET U.S. Core Portfolio – Series 5	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	78.3%; Beneficial	78.3%
ING GET U.S. Core Portfolio – Series 5	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	11.6%; Beneficial	11.6%
ING GET U.S. Core Portfolio – Series 5	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	10.1%; Beneficial	10.1%
ING GET U.S. Core Portfolio – Series 6	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	56.1%; Beneficial	56.1%
ING GET U.S. Core Portfolio – Series 6	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	41.4%; Beneficial	41.4%
ING GET U.S. Core Portfolio – Series 7	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	53.7%; Beneficial	53.7%
ING GET U.S. Core Portfolio – Series 7	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	39.3%; Beneficial	39.3%
ING GET U.S. Core Portfolio – Series 7	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	6.9%; Beneficial	6.9%
ING GET U.S. Core Portfolio – Series 8	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	62.9%; Beneficial	62.9%
ING GET U.S. Core Portfolio – Series 8	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	34.9%; Beneficial	34.9%

ING GET U.S. Core Portfolio – Series 9	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	62.4%; Beneficial	62.4%
ING GET U.S. Core Portfolio – Series 9	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	36.5%; Beneficial	36.5%
ING GET U.S. Core Portfolio – Series 10	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	64.1%; Beneficial	64.1%
ING GET U.S. Core Portfolio – Series 10	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	31.6%; Beneficial	31.6%
ING GET U.S. Core Portfolio – Series 11	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	64.2%; Beneficial	64.2%
ING GET U.S. Core Portfolio – Series 11	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	34.9%; Beneficial	34.9%
ING GET U.S. Core Portfolio – Series 12	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	91.4%; Beneficial	91.4%
ING GET U.S. Core Portfolio – Series 12	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	8.5%; Beneficial	8.5%
ING GET U.S. Core Portfolio – Series 13	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	47.5%; Beneficial	47.5%
ING GET U.S. Core Portfolio – Series 13	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	51.5%; Beneficial	51.5%
ING GET U.S. Core Portfolio – Series 14	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	70.7%; Beneficial	70.7%

ING GET U.S. Core Portfolio – Series 14	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	21.4%; Beneficial	21.4%
ING GET U.S. Core Portfolio – Series 14	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	7.9%; Beneficial	7.9%
ING Global Real Estate Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.7% ADV Class; Beneficial	0.0%
ING Global Real Estate Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	34.5% I Class; Beneficial	14.4%
ING Global Real Estate Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	26.3% I Class; Beneficial	11.0%
ING Global Real Estate Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.2% I Class; Beneficial	8.4%
ING Global Real Estate Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.6% I Class; Beneficial	2.7%
ING Global Real Estate Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.2% I Class; Beneficial	2.2%
ING Global Real Estate Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.1% S Class; 99.9% S2 Class; Beneficial	55.5%
ING Global Resources Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	99.8% ADV Class; Beneficial	0.1%
ING Global Resources Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	51.1% I Class; Beneficial	1.6%
ING Global Resources Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	48.3% I Class; Beneficial	1.5%

ING Global Resources Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	80.1% S Class; 99.9% S2 Class; Beneficial	78.3%
ING Global Resources Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	15.2% S Class; Beneficial	14.1%
ING Global Technology Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.2% ADV Class; 97.7% I Class; Beneficial	0.0%
ING Global Technology Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.7% S Class; 99.9% S2 Class; Beneficial	98.8%
ING International Growth Opportunities Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.4% ADV Class; 96.9% I Class; Beneficial	0.0%
ING International Growth Opportunities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.4% S Class; 99.9% S2 Class; Beneficial	99.4%
ING Janus Contrarian Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.7% ADV Class; 97.7% I Class; Beneficial	0.0%
ING Janus Contrarian Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.6% S Class; 99.9% S2 Class; Beneficial	98.7%
ING JPMorgan Emerging Markets Equity Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	83.0% ADV Class; Beneficial	0.2%
ING JPMorgan Emerging Markets Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	17.0% ADV Class; Beneficial	0.0%

ING JPMorgan Emerging Markets Equity Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.7% I Class; Beneficial	6.9%
ING JPMorgan Emerging Markets Equity Portfolio	ING Life Insurance & Annuity Co Aces Separate Acct B Valuations Processing Department 151 Farmington Ave – RSMA Hartford, CT 06156-0001	16.1% I Class; Beneficial	4.3%
ING JPMorgan Emerging Markets Equity Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	12.8% I Class; Beneficial	3.4%
ING JPMorgan Emerging Markets Equity Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.0% I Class; Beneficial	2.7%
ING JPMorgan Emerging Markets Equity Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.8% I Class; Beneficial	2.6%
ING JPMorgan Emerging Markets Equity Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.0% I Class; Beneficial	1.9%
ING JPMorgan Emerging Markets Equity Portfolio	Kemper Investors Life Insurance Co Variable Annuity Separate Acct Attn Karen Porten Administrative Office 2500 Westfield Drice Elgin, IL 60123	5.1% I Class; Beneficial	1.4%
ING JPMorgan Emerging Markets Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	90.1% S Class; 99.9% S2 Class; Beneficial	66.0%
ING JPMorgan Emerging Markets Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	7.5% S Class; Beneficial	5.1%
ING JPMorgan International Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	86.4% ADV Class; Beneficial	1.6%
ING JPMorgan International Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	13.5% ADV Class; 62.6% I Class; Beneficial	46.1%

ING JPMorgan International Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.2% I Class; Beneficial	7.5%
ING JPMorgan International Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.0% I Class; Beneficial	6.6%
ING JPMorgan International Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.5% I Class; Beneficial	5.5%
ING JPMorgan International Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.5% I Class; Beneficial	4.8%
ING JPMorgan International Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.3% S Class; Beneficial	24.2%
ING JPMorgan Mid Cap Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	67.9% ADV Class; Beneficial	6.8%
ING JPMorgan Mid Cap Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	32.1% ADV Class; 63.4% I Class; 47.4% S Class; Beneficial	54.4%
ING JPMorgan Mid Cap Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	12.3% I Class; Beneficial	6.6%
ING JPMorgan Mid Cap Value Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	11.8% I Class; Beneficial	6.3%
ING JPMorgan Mid Cap Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	26.0% S Class; Beneficial	9.5%

ING JPMorgan Mid Cap Value Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	20.6% S Class; Beneficial	7.5%
ING JPMorgan SmallCap Core Equity Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	89.3% ADV Class; Beneficial	0.6%
ING JPMorgan SmallCap Core Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	8.9% ADV Class; Beneficial	0.1%
ING JPMorgan SmallCap Core Equity Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	64.5% I Class; Beneficial	17.7%
ING JPMorgan SmallCap Core Equity Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	29.8% I Class; Beneficial	8.1%
ING JPMorgan SmallCap Core Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.0% S Class; 99.9% S2 Class;	69.0%
ING JPMorgan Value Opportunity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	99.9% ADV Class; 12.0% I Class; 12.1% S Class; Beneficial	12.0%
ING JPMorgan Value Opportunity Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	23.2% I Class; Beneficial	19.0%
ING JPMorgan Value Opportunity Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	20.5% I Class; Beneficial	16.7%
ING JPMorgan Value Opportunity Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.7% I Class; Beneficial	14.4%
ING JPMorgan Value Opportunity Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.6% I Class; Beneficial	11.1%

ING JPMorgan Value Opportunity Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.0% I Class; Beneficial	6.5%
ING JPMorgan Value Opportunity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	85.0% S Class; 99.9% S2 Class; Beneficial	15.7%
ING Julius Baer Foreign Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	85.3% ADV Class; Beneficial	0.2%
ING Julius Baer Foreign Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	14.7% ADV Class; 11.1% S Class; Beneficial	5.0%
ING Julius Baer Foreign Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	35.1% I Class; Beneficial	18.1%
ING Julius Baer Foreign Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	24.3% I Class; Beneficial	12.5%
ING Julius Baer Foreign Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.4% I Class; Beneficial	9.0%
ING Julius Baer Foreign Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.6% I Class; Beneficial	3.4%
ING Julius Baer Foreign Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	85.4% S Class; 88.8% S2 Class; Beneficial	41.3%
ING Julius Baer Foreign Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	9.3% S2 Class; Beneficial	0.4%

ING Legg Mason Partners Aggressive Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	83.6% ADV Class; Beneficial	0.5%
ING Legg Mason Partners Aggressive Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	16.4% ADV Class; 37.8% I Class; Beneficial	32.4%
ING Legg Mason Partners Aggressive Growth Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	22.7% I Class; Beneficial	19.4%
ING Legg Mason Partners Aggressive Growth Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.4% I Class; Beneficial	12.3%
ING Legg Mason Partners Aggressive Growth Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.2% I Class; Beneficial	9.6%
ING Legg Mason Partners Aggressive Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	88.9% S Class; Beneficial	12.4%
ING Legg Mason Partners Aggressive Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	6.0% S Class; Beneficial	0.8%

ING Legg Mason Partners Large Cap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	78.4% ADV Class; Beneficial	31.9%
ING Legg Mason Partners Large Cap Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	12.0% ADV Class; Beneficial	4.9%
ING Legg Mason Partners Large Cap Growth Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	8.7% ADV Class; Beneficial	3.5%
ING Legg Mason Partners Large Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	99.4% I Class; 99.9% S Class; Beneficial	59.1%

ING Legg Mason Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	96.0% ADV Class; Beneficial	0.8%
ING Legg Mason Value Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	34.6% I Class; Beneficial	17.9%
ING Legg Mason Value Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.1% I Class; Beneficial	10.9%
ING Legg Mason Value Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.2% I Class; Beneficial	8.4%
ING Legg Mason Value Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.1% I Class; Beneficial	3.7%
ING Legg Mason Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	5.4% I Class; Beneficial	2.8%
ING Legg Mason Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	92.5% S Class; 99.9% S2 Class; Beneficial	44.0%
ING Legg Mason Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	5.4% S Class; Beneficial	2.4%
ING LifeStyle Aggressive Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.2% ADV Class; Beneficial	0.0%
ING LifeStyle Aggressive Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	56.9% I Class; Beneficial	0.5%
ING LifeStyle Aggressive Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	41.4% I Class; Beneficial	0.4%

ING LifeStyle Aggressive Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.9% S Class; 100.0% S2 Class; Beneficial	97.0%
ING LifeStyle Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.2% ADV Class; Beneficial	0.0%
ING LifeStyle Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	53.8% I Class; Beneficial	0.5%
ING LifeStyle Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	46.1% I Class; Beneficial	0.4%
ING LifeStyle Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.3% S Class; 100.0% S2 Class; Beneficial	97.5%
ING LifeStyle Moderate Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.2% ADV Class; Beneficial	0.0%
ING LifeStyle Moderate Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	57.3% I Class; Beneficial	0.3%
ING LifeStyle Moderate Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	42.3% I Class; Beneficial	0.2%
ING LifeStyle Moderate Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.5% S Class; 100.0% S2 Class; Beneficial	97.1%
ING LifeStyle Moderate Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.2% ADV Class; Beneficial	0.0%
ING LifeStyle Moderate Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	50.7% I Class; Beneficial	0.1%

ING LifeStyle Moderate Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	49.2% I Class; Beneficial	0.1%
ING LifeStyle Moderate Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.2% S Class; 100.0% S2 Class; Beneficial	97.0%
ING Limited Maturity Bond Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; 97.2% S2 Class; Beneficial	0.0%
ING Limited Maturity Bond Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.8% I Class; Beneficial	15.7%
ING Limited Maturity Bond Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.4% I Class; Beneficial	15.5%
ING Limited Maturity Bond Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	23.3% I Class; Beneficial	14.2%
ING Limited Maturity Bond Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.5% I Class; Beneficial	7.0%
ING Limited Maturity Bond Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.7% I Class; Beneficial	4.7%
ING Limited Maturity Bond Portfolio	ING Solution Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.5% I Class; Beneficial	3.4%
ING Limited Maturity Bond Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	75.4% S Class; Beneficial	29.5%

ING Limited Maturity Bond Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	10.3% S Class; Beneficial	4.0%
ING Limited Maturity Bond Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	9.8% S Class; Beneficial	3.8%
ING Liquid Assets Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	47.4% I Class; Beneficial	7.5%
ING Liquid Assets Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	34.9% I Class; Beneficial	5.5%
ING Liquid Assets Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.6% I Class; Beneficial	2.0%
ING Liquid Assets Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	93.8% S Class; 56.6% S2 Class; Beneficial	77.9%
ING Liquid Assets Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	43.4% S2 Class; Beneficial	1.2%
ING Lord Abbett Affiliated Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.2% ADV Class; 8.3% I Class; Beneficial	1.0%
ING Lord Abbett Affiliated Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	32.0% I Class; Beneficial	3.9%
ING Lord Abbett Affiliated Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	29.2% I Class; Beneficial	3.6%
ING Lord Abbett Affiliated Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	28.9% I Class; Beneficial	3.6%

ING Lord Abbett Affiliated Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.1% S Class; 99.9% S2 Class; Beneficial	85.2%
ING Lord Abbett U.S. Government Securities Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.9% ADV Class; 36.8% I Class; Beneficial	26.7%
ING Lord Abbett U.S. Government Securities Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	57.9% I Class; Beneficial	42.0%
ING Lord Abbett U.S. Government Securities Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	83.5% S Class; Beneficial	22.9%
ING Lord Abbett U.S. Government Securities Portfolio	Reliastar Life Insurance Co FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	16.5% S Class; Beneficial	4.5%
ING MarketPro Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.5% ADV Class; Beneficial	0.0%
ING MarketPro Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	72.1% I Class; Beneficial	0.3%
ING MarketPro Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	27.9% I Class; Beneficial	0.1%
ING MarketPro Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.4% S Class; 99.9% S2 Class; Beneficial	97.6%
ING MarketStyle Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.5% ADV Class; 98.8% S2 Class; Beneficial	0.0%
ING MarketStyle Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	81.8% I Class; Beneficial	18.9%

ING MarketStyle Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	18.0% I Class; Beneficial	4.1%
ING MarketStyle Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% S Class; Beneficial	76.9%
ING MarketStyle Moderate Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.5% ADV Class; 98.8% S2 Class; Beneficial	0.0%
ING MarketStyle Moderate Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	52.5% I Class; Beneficial	10.1%
ING MarketStyle Moderate Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	47.4% I Class; Beneficial	9.1%
ING MarketStyle Moderate Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% S Class; Beneficial	80.8%
ING MarketStyle Moderate Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	98.5% ADV Class; 98.9% S2 Class; Beneficial	0.0%
ING MarketStyle Moderate Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	73.7% I Class; Beneficial	19.2%
ING MarketStyle Moderate Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	26.3% I Class; Beneficial	6.9%
ING MarketStyle Moderate Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.9% S Class; Beneficial	73.9%

ING Marsico Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	65.5% ADV Class; Beneficial	0.9%
ING Marsico Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	33.9% ADV Class; Beneficial	0.5%
ING Marsico Growth Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	28.6% I Class; Beneficial	3.0%
ING Marsico Growth Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.8% I Class; Beneficial	2.7%
ING Marsico Growth Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.6% I Class; Beneficial	1.6%
ING Marsico Growth Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.9% I Class; Beneficial	1.3%
ING Marsico Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	7.3% I Class; Beneficial	0.8%
ING Marsico Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	6.5% I Class; Beneficial	0.7%
ING Marsico Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.9% S Class; 99.9% S2 Class; Beneficial	84.6%
ING Marsico International Opportunities Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	94.2% ADV Class; 44.1% I Class; Beneficial	19.8%
ING Marsico International Opportunities Portfolio	Reliastar Life Insurance Co FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.4% ADV Class; Beneficial	0.2%

ING Marsico International Opportunities Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.9% I Class; Beneficial	5.1%
ING Marsico International Opportunities Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	13.1% I Class; Beneficial	4.8%
ING Marsico International Opportunities Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.1% I Class; Beneficial	4.8%
ING Marsico International Opportunities Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.5% I Class; Beneficial	3.5%
ING Marsico International Opportunities Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.8% I Class; Beneficial	2.1%
ING Marsico International Opportunities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	78.8% S Class; Beneficial	46.8%
ING Marsico International Opportunities Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	12.6% S Class; 97.4% S2 Class; Beneficial	7.5%
ING Marsico International Opportunities Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	5.1% S Class; Beneficial	3.0%
ING MFS Total Return Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	85.0% ADV Class; Beneficial	0.4%
ING MFS Total Return Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	15.0% ADV Class; Beneficial	0.1%
ING MFS Total Return Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	87.1% I Class; Beneficial	7.7%

ING MFS Total Return Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.8% I Class; Beneficial	0.5%
ING MFS Total Return Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.2% S Class; 96.7% S2 Class; Beneficial	86.5%
ING MFS Utilities Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	92.8% ADV Class; Beneficial	0.1%
ING MFS Utilities Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	7.2% ADV Class; 9.1% S Class; 99.1% S2 Class; Beneficial	8.9%
ING MFS Utilities Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	82.9% I Class; Beneficial	1.5%
ING MFS Utilities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	17.1% I Class; 84.7% S Class; Beneficial	83.3%
ING Neuberger Berman Partners Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	99.7% ADV Class; 19.1% I Class; Beneficial	11.3%
ING Neuberger Berman Partners Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	26.7% I Class; Beneficial	15.8%
ING Neuberger Berman Partners Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.3% I Class; Beneficial	12.1%
ING Neuberger Berman Partners Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	13.2% I Class; Beneficial	7.8%

ING Neuberger Berman Partners Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.4% I Class; Beneficial	6.2%
ING Neuberger Berman Partners Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.2% I Class; Beneficial	5.4%
ING Neuberger Berman Partners Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-147	96.0% S Class; Beneficial	39.0%
ING Neuberger Berman Regency Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	98.0% ADV Class; 85.7% I Class; Beneficial	26.3%
ING Neuberger Berman Regency Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	7.4% I Class; Beneficial	2.3%
ING Neuberger Berman Regency Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	6.6% I Class; Beneficial	2.0%
ING Neuberger Berman Regency Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	76.0% S Class; Beneficial	52.7%
ING Neuberger Berman Regency Portfolio	Northwestern National Life Ins Co Separate Acct 3 Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	19.7% S Class; Beneficial	13.6%
ING OpCap Balanced Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	52.8% ADV Class; Beneficial	1.0%
ING OpCap Balanced Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	47.2% ADV Class; 96.1% I Class; 28.1% S Class; Beneficial	32.3%
ING OpCap Balanced Value Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	47.8% S Class; Beneficial	44.2%

ING OpCap Balanced Value Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	22.6% S Class; Beneficial	20.9%
ING Oppenheimer Global Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	67.2% ADV Class; 91.6% I Class; Beneficial	83.8%
ING Oppenheimer Global Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	27.8% ADV Class; 24.5% S Class; Beneficial	3.0%
ING Oppenheimer Global Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	5.0% ADV Class; 5.5% I Class; Beneficial	5.1%
ING Oppenheimer Global Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	65.3% S Class; Beneficial	4.9%
ING Oppenheimer Main Street Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	96.9% ADV Class; 62.7% I Class; Beneficial	0.7%
ING Oppenheimer Main Street Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	14.6% I Class; Beneficial	0.2%
ING Oppenheimer Main Street Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	13.1% I Class; Beneficial	0.1%
ING Oppenheimer Main Street Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	9.5% I Class; 95.4% S Class; 99.9% S2 Class; Beneficial	94.5%
ING Oppenheimer Strategic Income Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	86.2% ADV Class;

ING Oppenheimer Strategic Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	13.8% ADV Class; 88.8% I Class; 38.6% S Class; Beneficial	77.4%
ING Oppenheimer Strategic Income Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.9% I Class; Beneficial	7.2%
ING Oppenheimer Strategic Income Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	24.1% S Class; Beneficial	3.4%
ING Oppenheimer Strategic Income Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	12.6% S Class; Beneficial	1.8%
ING Oppenheimer Strategic Income Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	12.1% S Class; Beneficial	1.7%
ING Oppenheimer Strategic Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	11.8% S Class; Beneficial	1.7%
ING PIMCO Core Bond Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; Beneficial	0.0%
ING PIMCO Core Bond Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	46.4% I Class; Beneficial	24.5%
ING PIMCO Core Bond Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	30.4% I Class; Beneficial	16.1%
ING PIMCO Core Bond Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	23.2% I Class; Beneficial	12.2%
ING PIMCO Core Bond Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.0% S Class; 99.9% S2 Class; Beneficial	46.8%

ING PIMCO High Yield Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	99.6% ADV Class; 97.9% S2 Class; Beneficial	0.0%
ING PIMCO High Yield Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	68.0% I Class; Beneficial	3.8%
ING PIMCO High Yield Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	30.7% I Class; Beneficial	1.7%
ING PIMCO High Yield Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	94.8% S Class; Beneficial	89.5%
ING PIMCO Total Return Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	73.2% ADV Class; 14.4% I Class; 6.8% S Class; Beneficial	16.8%
ING PIMCO Total Return Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	26.8% ADV Class; 52.1% I Class; 85.7% S Class; Beneficial	58.9%
ING PIMCO Total Return Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.4% I Class; Beneficial	6.9%
ING PIMCO Total Return Portfolio	ING Solution Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.4% I Class; Beneficial	6.9%
ING PIMCO Total Return Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	7.8% I Class; Beneficial	5.2%

ING Pioneer Equity Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.1% ADV Class; 97.5% I Class; 98.0% S Class; Beneficial	97.5%

ING Pioneer Fund Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.8% ADV Class; 91.5% I Class; 97.8% S2 Class; Beneficial	22.2%
ING Pioneer Fund Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.6% S Class; Beneficial	75.4%
ING Pioneer High Yield Portfolio	Reliastar Life Insurance Co FBO Select Life NY Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	73.6% ADV Class; Beneficial	0.7%
ING Pioneer High Yield Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	26.4% ADV Class; 98.1% S Class; Beneficial	7.4%
ING Pioneer High Yield Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	40.9% I Class; Beneficial	37.5%
ING Pioneer High Yield Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	31.2% I Class; Beneficial	28.6%
ING Pioneer High Yield Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	22.5% I Class; Beneficial	20.6%
ING Pioneer High Yield Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	5.1% I Class; Beneficial	4.7%
ING Pioneer MidCap Value Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.8% ADV Class; 97.8% S2 Class; Beneficial	0.0%
ING Pioneer MidCap Value Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	42.5% I Class; Beneficial	10.8%
ING Pioneer MidCap Value Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.6% I Class; Beneficial	5.5%

ING Pioneer MidCap Value Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	16.6% I Class; Beneficial	4.2%
ING Pioneer MidCap Value Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	9.0% I Class; Beneficial	2.3%
ING Pioneer MidCap Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.0% S Class; Beneficial	73.8%
ING Solution Growth and Income Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	99.0% ADV Class; 99.0% I Class; 99.0% S Class; Beneficial	99.0%
ING Solution Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	99.0% ADV Class; 99.0% I Class; 99.0% S Class; Beneficial	99.0%
ING Solution 2015 Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	85.3% ADV Class; 42.0% I Class; 90.3% S Class; 72.6% T Class; Beneficial	85.2%
ING Solution 2015 Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	14.7% ADV Class; 58.0% I Class; 7.1% S Class; 27.4% T Class; Beneficial	13.3%
ING Solution 2025 Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	86.2% ADV Class; 43.1% I Class; 90.3% S Class; 68.0% T Class; Beneficial	85.9%

ING Solution 2025 Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	13.8% ADV Class; 56.9% I Class; 8.3% S Class; 32.0% T Class; Beneficial	13.3%
ING Solution 2035 Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	88.5% ADV Class; 44.3% I Class; 91.0% S Class; 75.4% T Class; Beneficial	87.3%
ING Solution 2035 Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	11.5% ADV Class; 55.7% I Class; 7.5% S Class; 24.6% T Class; Beneficial	11.8%
ING Solution 2045 Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	87.9% ADV Class; 36.4% I Class; 93.2% S Class; 84.2% T Class; Beneficial	87.4%
ING Solution 2045 Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	12.1% ADV Class; 63.6% I Class; 6.4% S Class; 15.8% T Class; Beneficial	12.3%
ING Solution Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	83.3% ADV Class; 20.6% I Class; 88.7% S Class; 57.7% T Class; Beneficial	81.2%
ING Solution Income Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	16.7% ADV Class; 79.4% I Class; 7.8% S Class; 42.3% T Class; Beneficial	17.0%
ING Stock Index Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	53.2% I Class; Beneficial	53.1%

ING Stock Index Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	27.3% I Class; Beneficial	27.2%
ING Stock Index Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	16.0% I Class; Beneficial	16.0%
ING Stock Index Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	99.9% S Class; Beneficial	0.2%
ING Templeton Foreign Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.9% ADV Class; 99.9% I Class; 5.2% S Class; Beneficial	11.5%
ING Templeton Foreign Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	80.1% S Class; Beneficial	74.8%
ING Templeton Foreign Equity Portfolio	Northwestern National Life Ins Co Separate Acct 3 Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	8.2% S Class; Beneficial	7.6%
ING Templeton Global Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; Beneficial	0.0%
ING Templeton Global Growth Portfolio	ING Franklin Templeton Founding Strategy Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	99.9% I Class; Beneficial	7.4%
ING Templeton Global Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.6% S Class; 99.9% S2 Class; Beneficial	90.5%
ING Thornburg Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	92.7% ADV Class; Beneficial	1.2%

ING Thornburg Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	7.3% ADV Class; 97.3% I Class; Beneficial	87.9%
ING Thornburg Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.5% S Class; Beneficial	8.5%
ING T. Rowe Price Capital Appreciation Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	68.3% ADV Class; 8.8% I Class; Beneficial	2.3%
ING T. Rowe Price Capital Appreciation Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	23.8% ADV Class; 8.4% S Class; Beneficial	8.3%
ING T. Rowe Price Capital Appreciation Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	6.6% ADV Class; 39.3% I Class; Beneficial	1.6%
ING T. Rowe Price Capital Appreciation Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	45.2% I Class; Beneficial	1.7%
ING T. Rowe Price Capital Appreciation Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	89.3% S Class; 98.1% S2 Class; Beneficial	83.8%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	13.6% ADV Class; 76.3% S Class; Beneficial	1.5%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	73.7% ADV Class; 14.4% I Class; Beneficial	16.7%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	9.1% ADV Class; Beneficial	0.4%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	79.7% I Class; 5.4% S Class; Beneficial	75.4%

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.7% I Class; Beneficial	5.4%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	18.2% S Class; Beneficial	0.2%
ING T. Rowe Price Equity Income Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	51.3% ADV Class; 46.5% S2 Class; Beneficial	3.3%
ING T. Rowe Price Equity Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TS31 151 Farmington Ave Hartford, CT 06156-0001	44.0% ADV Class; Beneficial	1.0%
ING T. Rowe Price Equity Income Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	22.3% I Class; Beneficial	1.6%
ING T. Rowe Price Equity Income Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.5% I Class; Beneficial	1.4%
ING T. Rowe Price Equity Income Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.2% I Class; Beneficial	1.3%
ING T. Rowe Price Equity Income Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.8% I Class; Beneficial	0.9%
ING T. Rowe Price Equity Income Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	11.6% I Class; Beneficial	0.8%
ING T. Rowe Price Equity Income Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.1% I Class; Beneficial	0.8%

ING T. Rowe Price Equity Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	81.4% S Class; 52.9% S2 Class; Beneficial	72.6%
ING T. Rowe Price Equity Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	14.9% S Class; Beneficial	12.8%
ING T.Rowe Price Growth Equity Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	68.9% ADV Class; 49.3% S Class; Beneficial	7.5%
ING T.Rowe Price Growth Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	19.4% ADV Class; 69.2% I Class; 34.5% S Class; Beneficial	63.8%
ING T.Rowe Price Growth Equity Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	10.9% ADV Class; Beneficial	0.8%
ING T.Rowe Price Growth Equity Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.7% I Class; Beneficial	6.7%
ING T.Rowe Price Growth Equity Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.9% I Class; Beneficial	5.1%
ING T.Rowe Price Growth Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	16.1% S Class; Beneficial	0.9%
ING UBS U.S. Allocation Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; 97.5% I Class; 6.6% S Class; Beneficial	6.2%
ING UBS U.S. Allocation Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	92.7% S Class; 99.9% S2 Class; Beneficial	93.1%

ING UBS U.S. Large Cap Equity Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	92.2% ADV Class; Beneficial	2.2%
ING UBS U.S. Large Cap Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	7.8% ADV Class; 64.4% I Class; Beneficial	55.1%
ING UBS U.S. Large Cap Equity Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.7% I Class; Beneficial	7.5%
ING UBS U.S. Large Cap Equity Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.0% I Class; Beneficial	6.0%
ING UBS U.S. Large Cap Equity Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.0% I Class; Beneficial	5.9%
ING UBS U.S. Large Cap Equity Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	56.0% S Class; Beneficial	6.9%
ING UBS U.S. Large Cap Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	36.1% S Class; Beneficial	4.5%
ING UBS U.S. Large Cap Equity Portfolio	Reliastar Life Ins Co of New York 151 Farmington Ave TN41 Hartford, CT 06156-0001	5.7% S Class; Beneficial	0.7%
ING UBS U.S. Small Cap Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	99.1% ADV Class; 12.7% I Class; Beneficial	10.5%
ING UBS U.S. Small Cap Growth Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	40.2% I Class; Beneficial	33.1%
ING UBS U.S. Small Cap Growth Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.2% I Class; Beneficial	20.7%

ING UBS U.S. Small Cap Growth Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.9% I Class; Beneficial	18.0%
ING UBS U.S. Small Cap Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	89.2% S Class; Beneficial	15.9%
ING UBS U.S. Small Cap Growth Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-000	10.0% S Class; Beneficial	1.8%
ING Van Kampen Capital Growth Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.8% ADV Class; Beneficial	0.0%
ING Van Kampen Capital Growth Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	71.9% I Class; Beneficial	22.8%
ING Van Kampen Capital Growth Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	27.9% I Class; Beneficial	8.8%
ING Van Kampen Capital Growth Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.3% S Class; 99.9% S2 Class; Beneficial	67.3%
ING Van Kampen Comstock Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	77.9% ADV Class; Beneficial	3.2%
ING Van Kampen Comstock Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	22.1% ADV Class; 19.7% I Class; 31.1% S Class; Beneficial	23.7%
ING Van Kampen Comstock Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	25.3% I Class; Beneficial	15.6%
ING Van Kampen Comstock Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.3% I Class; Beneficial	11.9%

ING Van Kampen Comstock Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	13.8% I Class; Beneficial	8.5%
ING Van Kampen Comstock Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.0% I Class; Beneficial	4.3%
ING Van Kampen Comstock Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	62.6% S Class; Beneficial	21.4%
ING Van Kampen Equity and Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	75.4% ADV Class; 95.9% I Class; 6.1% S Class; Beneficial	86.4%
ING Van Kampen Equity and Income Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	24.6% ADV Class; 11.1% S Class; Beneficial	1.5%
ING Van Kampen Equity and Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	68.9% S Class; Beneficial	7.0%
ING Van Kampen Equity and Income Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	12.7% S Class; Beneficial	1.3%
ING Van Kampen Global Franchise Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.3% ADV Class; 97.2% I Class; Beneficial	0.0%
ING Van Kampen Global Franchise Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.1% S Class; 99.9% S2 Class; Beneficial	99.3%
ING Van Kampen Growth and Income Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	81.9% ADV Class; 83.2% I Class; Beneficial	1.7%

ING Van Kampen Growth and Income Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	13.3% ADV Class; Beneficial	0.1%
ING Van Kampen Growth and Income Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	16.8% I Class; 90.8% S Class; 99.9% S2 Class; Beneficial	89.9%
ING Van Kampen Real Estate Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	54.0% ADV Class; Beneficial	0.0%
ING Van Kampen Real Estate Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	46.0% ADV Class; 5.8% S Class; Beneficial	4.4%
ING Van Kampen Real Estate Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	41.8% I Class; Beneficial	9.2%
ING Van Kampen Real Estate Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.2% I Class; Beneficial	4.7%
ING Van Kampen Real Estate Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.0% I Class; Beneficial	4.2%
ING Van Kampen Real Estate Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.6% I Class; Beneficial	2.1%
ING Van Kampen Real Estate Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	93.4% S Class; 99.9% S2 Class; Beneficial	73.1%
ING VP Financial Services Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	92.0% I Class; Beneficial	4.0%
ING VP Financial Services Portfolio	Reliastar Life Insurance Co FBO Select III Non Qualified Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	8.0% I Class; Beneficial	0.3%

ING VP Financial Services Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	98.5% S Class; Beneficial	94.2%
ING VP Global Equity Dividend Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	99.5%; Beneficial	99.5%
ING VP High Yield Bond Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	98.0% ADV Class; 36.4% I Class; 99.0% S Class; Beneficial	36.4%
ING VP High Yield Bond Portfolio	Reliastar Life Insurance Co FBO Select Life 1 Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	40.4% I Class; Beneficial	40.4%
ING VP High Yield Bond Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	22.2% I Class; Beneficial	22.2%
ING VP Index Plus International Equity Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	99.1% ADV Class; 18.2% S Class; Beneficial	3.9%
ING VP Index Plus International Equity Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	33.5% I Class; Beneficial	26.3%
ING VP Index Plus International Equity Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.7% I Class; Beneficial	12.3%
ING VP Index Plus International Equity Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	15.3% I Class; Beneficial	12.0%
ING VP Index Plus International Equity Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	8.4% I Class; Beneficial	6.6%

ING VP Index Plus International Equity Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.8% I Class; Beneficial	6.2%
ING VP Index Plus International Equity Portfolio	ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	6.9% I Class; Beneficial	5.4%
ING VP Index Plus International Equity Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.1% I Class; Beneficial	4.0%
ING VP Index Plus International Equity Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	35.6% S Class; Beneficial	7.5%
ING VP Index Plus International Equity Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	13.4% S Class; Beneficial	2.8%
ING VP Index Plus International Equity Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	31.1% S Class; 99.9% S2 Class; Beneficial	6.7%
ING VP International Value Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.5% ADV Class; Beneficial	0.0%
ING VP International Value Portfolio	ING Life Insurance & Annuity Co Aces Separate Acct B Valuations Processing Department 151 Farmington Ave – RSMA Hartford, CT 06156-0001	88.0% I Class; Beneficial	86.1%
ING VP International Value Portfolio	Reliastar Life Insurance Co FBO Select Life 1 Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	11.8% I Class; Beneficial	11.6%
ING VP International Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.1% S Class; Beneficial	2.0%
ING VP MidCap Opportunities Portfolio	ING Life Insurance & Annuity Co 151 Farmington Ave Hartford, CT 06156-0001	97.9% ADV Class; Beneficial	0.0%

ING VP MidCap Opportunities Portfolio	ING Life Insurance & Annuity Co Aces Separate Acct B Valuations Processing Department 151 Farmington Ave – RSMA Hartford, CT 06156-0001	15.8% I Class; 21.7 S Class; Beneficial	17.7%
ING VP MidCap Opportunities Portfolio	Reliastar Life Insurance Co FBO Select III Non Qualified Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	78.5% I Class; Beneficial	53.5%
ING VP MidCap Opportunities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	78.1% S Class; Beneficial	24.8%
ING VP Real Estate Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	48.6% I Class; Beneficial	38.5%
ING VP Real Estate Portfolio	ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.2% I Class; Beneficial	13.6%
ING VP Real Estate Portfolio	ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.0% I Class; Beneficial	9.5%
ING VP Real Estate Portfolio	ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	9.9% I Class; Beneficial	7.9%
ING VP Real Estate Portfolio	ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.6% I Class; Beneficial	4.5%
ING VP Real Estate Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	42.1% S Class; Beneficial	8.8%
ING VP Real Estate Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	19.6% S Class; Beneficial	4.1%
ING VP Real Estate Portfolio	Massachusetts Mutual Life Ins 1295 State St # N255 Springfield, MA 01111-0001	17.1% S Class; Beneficial	3.6%

ING VP Real Estate Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	12.1% S Class; Beneficial	2.5%
ING VP Real Estate Portfolio	C M Life Insurance Co 1295 State St # N255 Springfield, MA 01111-0001	8.7% S Class; Beneficial	1.8%
ING VP SmallCap Opportunities Portfolio	Reliastar Life Insurance Co FBO Select Life 1 Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	57.1% I Class; Beneficial	23.5%
ING VP SmallCap Opportunities Portfolio	ING Life Insurance & Annuity Co Aces Separate Acct B Valuations Processing Department 151 Farmington Ave – RSMA Hartford, CT 06156-0001	35.4% I Class; Beneficial	14.5%
ING VP SmallCap Opportunities Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.9% I Class; Beneficial	2.4%
ING VP SmallCap Opportunities Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	95.4% S Class; Beneficial	56.2%
ING Wells Fargo Disciplined Value Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	90.6% ADV Class; Beneficial	0.0%
ING Wells Fargo Disciplined Value Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	9.4% ADV Class; 97.2% I Class; Beneficial	0.0%
ING Wells Fargo Disciplined Value Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	97.1% S Class; 99.9% S2 Class; Beneficial	97.1%
ING Wells Fargo Small Cap Disciplined Portfolio	ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 151 Farmington Ave Hartford, CT 06156-0001	51.7% ADV Class; 7.1% S Class; Beneficial	2.2%
ING Wells Fargo Small Cap Disciplined Portfolio	ING National Trust 151 Farmington Ave # 41 Hartford, CT 06156-0001	48.3% ADV Class; Beneficial	0.1%

ING Wells Fargo Small Cap Disciplined Portfolio	ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	51.7% I Class; Beneficial	36.6%
ING Wells Fargo Small Cap Disciplined Portfolio	ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	20.2% I Class; Beneficial	14.3%
ING Wells Fargo Small Cap Disciplined Portfolio	ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.7% I Class; Beneficial	13.9%
ING Wells Fargo Small Cap Disciplined Portfolio	Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 151 Farmington Ave Hartford, CT 06156-0001	8.1% I Class; 12.2% S Class; Beneficial	9.2%
ING Wells Fargo Small Cap Disciplined Portfolio	Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	41.5% S Class; Beneficial	11.9%
ING Wells Fargo Small Cap Disciplined Portfolio	ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	37.9% S Class; 99.9% S2 Class; Beneficial	11.3%

APPENDIX C

LIST OF PORTFOLIOS SEEKING APPROVAL OF MANAGER-OF-MANAGERS ARRANGEMENT

ING Investors Trust

ING EquitiesPlus Portfolio

ING Evergreen Health Sciences Portfolio

ING Evergreen Omega Portfolio

ING FMRSMDiversified Mid Cap Portfolio

ING FMRSM Large Cap Growth Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio

ING Legg Mason Value Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Affiliated Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®

ING PIMCO High Yield Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Stock Index Portfolio

ING T. Rowe Price Equity Income Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Growth and Income Portfolio

ING VP Index Plus International Equity Portfolio

ING Wells Fargo Small Cap Disciplined Portfolio

ING Partners, Inc.

ING American Century Large Company Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis Venture Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING Oppenheimer Global Portfolio

C-1

ING Oppenheimer Strategic Income Portfolio

ING Pioneer High Yield Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING Templeton Foreign Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING Variable Insurance Trust

ING GET U.S. Core Portfolio — Series 1

ING GET U.S. Core Portfolio — Series 2

ING Variable Products Trust

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

C-2

APPENDIX D

Principal Executive Officers of Directed Services, LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun Mathews – President and Chief Executive Officer

Stanley Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael Roland – Executive Vice President

Lydia Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph O’Donnell – Senior Vice President and Chief Compliance Officer

Huey Falgout, Jr. – Secretary

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun Mathews – President and Chief Executive Officer

Stanley Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael Roland – Executive Vice President

Lydia Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph O’Donnell – Senior Vice President and Chief Compliance Officer

Huey Falgout, Jr. – Secretary

D-1

APPENDIX E

LIST OF PORTFOLIOS WITH FUNDAMENTAL INVESTMENT OBJECTIVES

ING INVESTORS TRUST

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Capital Guardian U.S. Equities Portfolio

ING FMR Diversified Mid Cap Portfolio

ING Mid Cap Growth Portfolio

ING Global Resources Portfolio

ING International Growth Opportunities Portfolio

ING Janus Contrarian Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING Oppenheimer Main Street Portfolio

ING PIMCO Core Bond Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING UBS U.S. Allocation Portfolio

ING Van Kampen Capital Growth Portfolio

ING Van Kampen Global Franchise Portfolio

ING Van Kampen Growth and Income Portfolio

ING Van Kampen Real Estate Portfolio

ING Wells Fargo Disciplined Value Portfolio

ING PARTNERS, INC.

ING JPMorgan International Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio – Series 1–14

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP SmallCap Opportunities Portfolio

E-1

APPENDIX F

FORM OF

ING MarketStyle Moderate Growth Portfolio

PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Moderate Growth Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.                                       Effective Date of Plan. This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.                                       Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.                                       Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.                                       Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007]. On such date, the books of the

Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.                                       Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.                                       Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.                                       Distribution to Shareholders. Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments. The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.                                       Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.                                      The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.                                       Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.                                 Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.                                 Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.                                 Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.                                 Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.                                 Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.                                 Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Moderate
Growth Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX G

FORM OF

ING MarketPro Portfolio

PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketPro Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.                                       Effective Date of Plan. This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.                                       Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.                                       Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.                                       Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007]. On such date, the books of the

Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.                                       Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.                                       Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.                                       Distribution to Shareholders. Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments. The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.                                       Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.                                      The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.                                       Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.                                 Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.                                 Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.                                 Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.                                 Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.                                 Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.                                 Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketPro Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX H

FORM OF

ING MarketStyle Growth Portfolio

PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Growth Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.                                       Effective Date of Plan. This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.                                       Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.                                       Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.                                       Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007]. On such date, the books of the

Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.                                       Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.                                       Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.                                       Distribution to Shareholders. Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments. The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.                                       Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.                                      The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.                                       Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.                                 Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.                                 Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.                                 Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.                                 Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.                                 Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.                                 Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Growth
Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX I

FORM OF

ING MarketStyle Moderate Portfolio

PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING MarketStyle Moderate Portfolio (the “Series”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Series is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Series in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) have determined, on behalf of the Series, that it is in the best interests of the Series and its shareholders to liquidate and dissolve the Series; and

WHEREAS, at a meeting of the Trustees on July 12, 2007, this Plan as the method of liquidating and dissolving the Series in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust, including but not limited to, Section 11.2 of the Declaration of Trust was considered and adopted.

NOW, THEREFORE, the liquidation and dissolution of the Series shall be carried out in the manner hereinafter set forth.

1.                                       Effective Date of Plan. This Plan shall become effective with respect to the Series on [October 25, 2007] (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the Trustees of the Trust.

2.                                       Liquidation. As soon as practicable following the Effective Date, the Series shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.                                       Cessation of Business. Upon the Effective Date, the Series shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Series’ assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Series may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.                                       Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Series shall be fixed on the basis of their respective shareholdings at the close of business on [November 2, 2007]. On such date, the books of the

Series shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Series’ assets shall not be transferable or redeemable.

5.                                       Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than [November 10, 2007] (the “Liquidation Period”), all portfolio securities of the Series not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.                                       Liabilities. During the Liquidation Period, the Series shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Series. If the Series is unable to pay, discharge or otherwise provide for any liabilities of the Series during the Liquidation Period, the Series may (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Series on the Series’ books as of the Liquidation Date (as defined in paragraph 7), including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Series on the Series’ books.

7.                                       Distribution to Shareholders. Upon termination of the Liquidation Period (the “Liquidation Date”), the Series’ assets will be distributed ratably among the Series’ shareholders of record in one or more cash payments. The first distribution of the Series’ assets is expected to consist of cash representing substantially all the assets of the Series, less the amount reserved to pay creditors of the Series.

If the Trustees are unable to make distributions to all of the Series’ shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Series shares are payable, the Trustees may create, in the name and on behalf of the Series, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Series in such trust for the benefit of the shareholders.

8.                                       Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Series receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.                                       The Trust will determine the shareholders of record of the Series as of the Effective Date of the Plan.

b.                                      The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Series (net of all expenses associated with effecting the disposition of such cash or distribution).

c.                                       The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash or distribution.

d.                                      If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.                                       Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Series shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Series all of the Series’ investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.                                 Powers of Trustees. The Trust’s Trustees and, subject to the direction of the Trustees, its officers, shall have authority to do or authorize any or all acts as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.                                 Amendment of Plan. The Trustees shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Series, and the distribution of the Series’ net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Declaration of Trust, if the Trustees determine that such action would be advisable and in the best interests of the Series and its shareholders.

12.                                 Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trustees at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Series.

13.                                 Filings. As soon as practicable after the final distribution of the Series’ assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Series and any other documents as are necessary to effect the liquidation and dissolution of the Series in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Series is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Series’ final income tax returns, Forms 966, 1096 and 1099.

14.                                 Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

15.                                 Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST
on behalf of ING MarketStyle Moderate
Portfolio

By:
Todd Modic
Senior Vice President,
Chief/Principal Financial Officer
and Assistant Secretary

APPENDIX J

CHARTER

OF THE

ING FUNDS

AUDIT COMMITTEE

Effective Date:	May 29, 2003
Last Approved:	November 9, 2006
Addendum Last Approved:	March 16, 2006

Charter

of the

ING Funds

AUDIT COMMITTEE

A.            Establishment of the Committee

The Audit Committees (collectively, the “Committee”) of each of the Boards of Directors/Trustees(1) (collectively, the “Board”) of the ING Funds (each a “Fund,” collectively, the “Funds”(2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this “Charter”).

B.            Purpose

The purpose of the Committee is to (1) oversee each Fund’s accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund’s independent auditors and the full Board.

The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds’ financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds’ financial statements.

In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds’ financial statements or any professional certification as to the independent auditors’ work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and

(1)           These include:  the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the “Unified Board”); and the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the “ING Funds (former Aetna) Board”).

(2)           Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue.  No provision in this Charter is intended to impose any duty upon a particular Fund’s Committee with respect to any other Funds.

organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds’ trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds’ investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.

C.                                    Meetings

The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require. In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

A majority of the Committee’s members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

D.            Committee Members; Audit Committee Financial Expert

1.             Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. The Board will review and consider Committee membership annually. No “interested person” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) may be a member of the Committee. The Committee members may appoint a chairperson from its members.

2.             Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board’s discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.

•                                          To be identified as an audit committee financial expert, the Committee member must have the following attributes:  (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

•                                          A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following:  (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission (“SEC”) in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

E.                                      Pre-Approval of Services

1.             Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

2.             Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund’s auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting

(3)           No pre-approval is required as to non-audit services provided to a Fund if:  (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

records or financial statements of the Fund; (b)  financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i)  expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4)

3.             Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund.(6)  The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

4.             Delegation. The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

F.             Relationship with Auditors and Management

1.             Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds’ independent auditors.

•                                          The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors’ independence under applicable

(4)           With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

(5)           For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if:  (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(6)           No pre-approval is required by the Committee as to non-audit services provided to:  (a) the Fund’s sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

standards of independence established from time to time by the SEC and other regulatory and professional authorities.

•                                          The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

2.             Rotation of Audit Partners. The Committee will seek assurances that any of the auditors’ personnel who serve as lead and concurring audit partners(7) to a Fund are rotated every five years, followed by a five-year “time out” period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year “time out” period.(8)  Audit partners may not serve other Funds in the ING investment company complex during their “time out” periods.

3.             Meetings with Auditors. The Committee will meet with the Funds’ independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.

•                                          Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

•                                          At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors’ comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds’ financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

•                                          The Committee will receive from the auditors, at least annually and prior to filing each Fund’s annual report, the auditors’ report as to:  (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management,

(7)           “Audit Partner” means a member of a Fund’s audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund’s financial statements or who maintains regular contact with the Fund’s management and the Committee.  The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund’s financial statements.

(8)           The rotational periods will be phased in as follows:  (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a “fresh start” for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period.  For investment companies, the SEC accepts an extended “year,” to encompass the fiscal year ends of all funds in a fund complex.

including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds’ annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds’ annual filing. The Committee may discuss these matters with management.

•                                          The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

•                                          The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4.             Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:  (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund’s investment adviser has internal audit staff, the staff’s objectives and resources; and (6) such other matters as the Committee deems appropriate.

5.             Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management’s and the independent auditors’ concurrence with the change and management’s or the auditors’ underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

6.             Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any “illegal act,” as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund’s financial statements. The

Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9)  The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7.             Receive Certifying Officers’ Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund’s principal executive officer and principal financial officer, based on their periodic evaluations, regarding:  (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls.

G.            Other

1.             Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2.             Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

3.             Amendments. If the Audit Committee is composed of all of the members of the Board who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not “interested persons,” the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not “interested persons.”

4.             Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised

(9)           The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

of all of the independent directors/trustees of the Board.

5.             Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.

ADDENDUM

to the

AUDIT COMMITTEE CHARTER

with respect to

CLOSED-END FUNDS

As an issuer listed on the New York Stock Exchange (“NYSE”), Closed-End Funds (the “Fund”) must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of the Fund (the “Board”) has adopted this Addendum (“Addendum”) to the ING Funds Audit Committee Charter (the “Charter”). This Addendum sets forth additional requirements for the Audit Committee (the “Committee”) of the Fund. The terms and provisions of the Charter remain applicable to the Fund, as modified or supplemented by this Addendum.

A.            Purpose of the Committee

In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes:  (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements; (b) the Fund’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund’s annual proxy statement.

The Committee will have the authority to engage, on the Fund’s behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.

B.            Independence of Committee Members

1.             Independence. The Committee will have at least three members. Each such member shall not be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.

2.             Compensation. The only compensation a Committee member may receive from the Fund is directors’ or trustees’ fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service.

C.            Relationship with Independent Auditors

1.             Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund’s independent trustees in accordance with Section 32(a) of the 1940 Act.

2.             Significant Non-audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund’s independent auditors.

3.             Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund’s independent auditing firm.

4.             Annual Auditors’ Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors’ independence. The Committee also will consider any reports or communications (and management’s responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

D.            Discussions with Auditors and Management

1.             Annual Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds’ disclosures under “Management’s Discussion of Fund Performance.”

2.             Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.             Risk Management. The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.

4.             Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management’s response.

E.             Other

1.             Establishment of Procedures. The Committee will establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting, internal control or auditing matters.

2.             Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.

3.             Written Affirmation. The Board shall establish procedures for the Fund’s providing a “Written Affirmation” to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund’s annual shareholder meeting regarding:  (a) any determination that the Board has made regarding the independence of directors/trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum.

4.             Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.

5.             Board Communications. The Committee will periodically report to the Board.

Exhibit A

I.              Funds under the direction of the Unified Board:

ING INVESTORS TRUST

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

II.            Funds under the direction of the ING Funds (former Aetna) Board:

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUNDS

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

Exhibit B

List of Audit Committee Members

UNIFIED Board:

J. Michael Earley	Independent Director and Chair
Patrick W. Kenny	Independent Director
Roger B. Vincent	Independent Director
David W.C. Putnam	Independent Director
Sheryl K. Pressler	Independent Director

ING FUNDS (former Aetna) Board:

Joseph E. Obermeyer	Independent Director and Chair
Corine T. Norgaard	Independent Director and Vice Chair
Maria T. Fighetti	Independent Director
Albert E. DePrince, Jr.	Independent Director
Sidney Koch	Independent Director
Edward T. O’Dell	Independent Director

APPENDIX K

ING FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.            Purpose:

The Nominating and Governance Committee (the “Committee”) is a committee of the ING Funds Board of Directors and Trustees (the “Board”). The Board hereby delegates to the Committee the duty:  (1) to identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds (“Independent Board Members”) as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”); (2) to evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Fund (“Interested Persons”) as that term is defined by the 1940 Act; (3) to review periodically the workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted; (4) to monitor regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and  reports concerning “best practices” in corporate governance;  (5) in consultation with the Chair of the Board, to review periodically the compensation of the Independent Board Members and to recommend any changes for the consideration by the Independent Board Members; (6) to oversee the Board’s annual self-evaluation process; and (7) to perform such other duties as may from time to time be assigned by the Board or by the Board Chair.

II.           Committee Composition:

The Committee shall be comprised of four or more Board members as determined from time to time by the Board. Each member of the Committee shall be an Independent Board Member. The Board shall elect Committee members at least annually. Any member of the Board may nominate candidates for such positions. The Committee shall select one of its members to be the Chairperson at least annually. Committee members and the Chairperson can serve as many consecutive terms as the Board and the Committee, respectively, deem appropriate.

III.         Meetings:

The Committee shall meet at least twice a year. Meetings may be in person or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee shall maintain minutes of its meetings. A quorum shall consist of a majority of Committee members.

IV.         Committee Operations:

The functions of the Committee shall be to identify appropriate people to serve as Independent Board Members and to oversee the governance practices of the Board of

Trustees. As necessary or appropriate, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

The Committee has the primary responsibility for recommending action to the full Board if it identifies concerns that relate to the Board’s size, composition, committee structure, the number of Funds under its jurisdiction or overall governance processes. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board’s performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

In the event of a proposed acquisition of a fund group by ING Funds (or a consolidation of a fund group with the ING Funds), the Committee will investigate the proposal and determine whether to recommend to the ING Funds’ Board that any of such fund group’s board members be added to the ING Funds’ Board. The Committee shall investigate the backgrounds of such fund group’s board members and rank them in terms of suitability and compatibility for the Board’s consideration. The Committee would have primary responsibility for recommendations regarding changes in general governance processes or structures, for consideration by the full Board.

The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.

Prior to conveying any recommendations contemplated by this Charter to the full Board of the ING Funds, the Committee shall consult with the other Independent Board Members regarding such recommendations and articulate the basis for its proposed recommendations.

V.          Criteria for Selecting Nominees:

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. Thus, depending on the Committee’s perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a “Proposed Nominee Criteria List and Rating Scale” (the “Criteria List”) to be completed with respect to every person who wishes to be considered for nomination as a Board member. The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy. The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.

VI.         Submissions by Shareholders of Potential Nominees:

The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section V above.

Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3) submit character references and agree to appropriate background checks;

(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII.        Evaluation of Candidates for Nomination as Interested Board Members:

The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VIII.      Outside Service Providers:

The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.

Dated:  February 2005

FUNDS	3 EASY WAYS TO VOTE YOUR PROXY
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034	Vote by Phone: Call toll-free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-line directions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

999 999 999 999 99 ß	If you vote via phone or Internet, you do not need to return your Proxy Ballot.

FUNDNAME PRINTS HERE	PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 25, 2007
INSURANCE NAME PRINTS HERE	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on October 25, 2007 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and
return it promptly in the enclosed envelope.
Date

Signature(s) (if held jointly)	(Sign in the Box)

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

ING UnifiedVP 1g

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG) REVISION #1 08-20-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedVP lgV1

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
1 OF 5 BACKS ORIGINAL 2-UP 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG) REVIEW #1 08-14-07 JM REVISION #1 08-20-07 JM REVIEW #2 8-20-07 KD REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedVP lgV2

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

2 OF 5 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #2 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’
	investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements						☐	☐	☐
	with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

3.	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedVP lgV3

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE

3 OF 5 BACKS

ORIGINAL 2-UP OVSZ 08-14-07 JM

LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG)

REVIEW #1 08-14-07 JM

REVISION #1 08-20-07 JM

REVIEW #2 8-21-07 KD

REVISION #2 08-29-07 JM

REVISION #3 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedVP lgV4

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
4 OF 5 BACKS ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG) REVIEW #1 08-14-07 JM REVISION #1 08-20-07 JM REVIEW #2 8-21-07 KD REVISION #2 08-29-07 JM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.               ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews			☐	☐	☐

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	Not Applicable

4.	To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate						☐	☐	☐
	Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						ING UnifiedVP lgV5

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VP
ING #829	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
5 OF 5 BACKS ORIGINAL 2-UP OVSZ 08-14-07 JM LINDA (ING COMPLEX WIDE UNIFIED VP 2007 LG) REVIEW #1 08-14-07 JM REVISION #1 08-20-07 JM REVIEW #2 8-21-07 KD REVISION #2 08-29-07 JM

PROXY TABULATOR
P.O. BOX 9112	VOTE TODAY BY MAIL,
FARMINGDALE, NY 11735	TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE 1-888-221-0697 OR LOG ON TO WWW.PROXYWEB.COM

999 999 999 999 99 ß	EACH CONTRACT OWNER’S VOTE IS IMPORTANT!
PLEASE VOTE YOUR FORM TODAY!

VOTING INSTRUCTION FORM FOR
FUND NAME PRINTS HERE	A MEETING OF SHAREHOLDERS
INSURANCE COMPANY NAME PRINTS HERE	TO BE HELD ON THURSDAY, OCTOBER 25, 2007
FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby authorizes the above-referenced Insurance Company (the “Company”) to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on October 25, 2007 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL. If you fail to return this Voting Instruction Form or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account, if applicable.

Voting Instruction Form must be signed and dated below.

Dated 2007

Signature(s) (if held jointly)	(Please sign in box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. One or more joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

VIC ING UnifiedVP KW

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM COMMON FRONT / 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.      ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

3.	Not Applicable

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedVP KW V1

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM 1 OF 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.      ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

							☐	☐	☐

3.	Not Applicable

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedVP KW V2

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM 2 OF 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.      ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.

To approve a “Manager-of-Managers” arrangement for certain Portfolios to permit the Portfolios’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios’ shareholders.

							☐	☐	☐

3.	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedVP KW V3

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM 3 OF 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.      ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	To approve the conversion of certain Portfolios’ investment objectives from fundamental to non-fundamental.						☐	☐	☐

4.	Not Applicable

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedVP KW V4

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM 4 OF 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Portfolios.						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	(01)	Colleen D. Baldwin	(05)	Peter S. Drotch	(09)	Sheryl K. Pressler
	(02)	John V. Boyer	(06)	J. Michael Earley	(10)	David W. C. Putnam
	(03)	Patricia W. Chadwick	(07)	Patrick W. Kenny	(11)	Roger B. Vincent	☐	☐	☐
	(04)	Robert W. Crispin	(08)	Shaun P. Mathews

	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

							FOR	AGAINST	ABSTAIN

2.	Not Applicable

3.	Not Applicable

4.	To approve the liquidation and dissolution of ING MarketStyle Growth Portfolio, ING MarketStyle Moderate Growth Portfolio, ING MarketStyle Moderate Portfolio and ING MarketPro Portfolio.						☐	☐	☐

	PLEASE SIGN AND DATE ON THE REVERSE SIDE.						VIC ING UnifiedVP KW V5

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!	MIS to print this form in its current state.
PO# M-2680-VEN
ING VENDOR #213	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ING COMPLEX WIDE UNIFIED VP #MULTIPLE
ORIGINAL 2-UP OVSZ 08-30-07 JM 5 OF 5 BACKS KRISTEN (ING COMPLEX WIDE UNIFIED VP VIC 2007 KW)